UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240 14a-12

BREITBURN ENERGY PARTNERS L.P.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

BREITBURN ENERGY PARTNERS L.P.

515 South Flower Street

Suite 4800

Los Angeles, California 90071

ANNUAL MEETING OF LIMITED PARTNERS

The Annual Meeting of Limited Partners of BreitBurn Energy Partners L.P. will be held at

The Wilshire Grand Hotel

Sierra Room

930 Wilshire Boulevard

Los Angeles, California 90017

on June 23, 2011, at 10:00 a.m., Pacific Daylight Time

YOUR VOTE IS IMPORTANT!

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your common units by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Submitting your proxy now will not prevent you from voting your common units at the Annual Meeting if you desire to do so, as your vote by proxy is revocable at your option.

Voting by the Internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help us reduce our postage and proxy tabulation costs. If you prefer, you can vote by mail by returning the enclosed proxy card in the enclosed addressed, prepaid envelope.

VOTE BY INTERNET	VOTE BY TELEPHONE
http://www.proxyvote.com/ 24 hours a day / 7 days a week	1-800-690-6903 via touch-tone phone toll-free 24 hours a day / 7 days a week

INSTRUCTIONS:	INSTRUCTIONS:

Read the accompanying proxy statement and proxy card. Go to the following website: http://www.proxyvote.com	Read the accompanying proxy statement and proxy card. Call the toll-free 800 number provided on your proxy card.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until
11:59 p.m. (EDT) the day before the Annual Meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.	Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. (EDT) the day before the Annual Meeting date. Have your proxy card in hand when you call and follow the instructions.

PLEASE DO NOT RETURN THE ENCLOSED PAPER PROXY IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

BREITBURN ENERGY PARTNERS L.P.

515 South Flower Street

Suite 4800

Los Angeles, California 90071

April 29, 2011

TO THE LIMITED PARTNERS OF BREITBURN ENERGY PARTNERS L.P.:

We cordially invite you to the Annual Meeting of Limited Partners (the “Annual Meeting”) of BreitBurn Energy Partners L.P. (the “Partnership”). The Annual Meeting will be held on June 23, 2011, at 10:00 a.m., Pacific Daylight Time, at The Wilshire Grand Hotel, Sierra Room, 903 Wilshire Boulevard, Los Angeles, California 90017.

The following pages contain the formal Notice of the Annual Meeting and the Proxy Statement. At the Annual Meeting, you will be asked to vote on (1) the election of two directors to the Board of Directors of BreitBurn GP, LLC, the general partner of the Partnership (the “General Partner”), to serve for a three-year term that will expire in 2014 at the 2014 annual meeting of limited partners (“Class III Directors”), or until their successors are duly elected and qualified; (2) the approval of an advisory (non-binding) proposal regarding the compensation of our General Partner’s named executive officers (the “Say-on-Pay Proposal”); (3) the approval of an advisory (non-binding) proposal regarding the frequency of the advisory vote on compensation of our General Partner’s named executive officers (the “Say-on-Frequency Proposal”); (4) the approval of the First Amendment to the First Amended and Restated BreitBurn Energy Partners L.P. 2006 Long-Term Incentive Plan (the “Long-Term Incentive Plan”) which increases the aggregate number of common units that may be delivered with respect to awards under the Long-Term Incentive Plan by an additional 3,000,000 units; and (5) the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2011. You will also be asked to transact such other business as may properly come before the Annual Meeting, or any postponements or adjournments thereof.

Our General Partner’s Board of Directors unanimously recommends that you vote “FOR ALL” of the Class III Directors nominated for reelection, “FOR” the Say-on-Pay Proposal, for “THREE YEARS” with respect to the Say-on-Frequency Proposal, “FOR” the approval of the First Amendment to our Long-Term Incentive Plan, and “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

To be certain that your common units are voted at the Annual Meeting, whether or not you plan to attend in person, you should vote your common units as soon as possible. Your vote is important. You may vote by telephone, Internet or mail. To vote by telephone, call 1-800-690-6903 using a touch-tone phone to transmit your voting instructions up until 11:59 p.m. (EDT) the day before the Annual Meeting date. Your proxy card has a control number that you must have to receive access to vote. Have your proxy card in hand when you call and follow the instructions. To vote electronically, access http://www.proxyvote.com over the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (EDT) the day before the Annual Meeting date. Your proxy card has a control number that you must have to receive access to vote. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. To vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717.

At the Annual Meeting, our management team will review our performance during the past year and discuss our plans for the future. An opportunity will be provided for questions by the unitholders. You will have an additional opportunity to meet with management. I hope you will be able to join us.

Sincerely,

John R. Butler, Jr.
Chairman of the Board of BreitBurn GP, LLC, general partner of BreitBurn Energy Partners L.P.

BREITBURN ENERGY PARTNERS L.P.

515 South Flower Street

Suite 4800

Los Angeles, California 90071

NOTICE OF ANNUAL MEETING OF LIMITED PARTNERS

April 29, 2011

TO THE LIMITED PARTNERS OF BREITBURN ENERGY PARTNERS L.P.:

You are invited to the Annual Meeting of Limited Partners (the “Annual Meeting”) of BreitBurn Energy Partners L.P. (the “Partnership”), which will be held at 10:00 a.m., Pacific Daylight Time, on June 23, 2011, at The Wilshire Grand Hotel, Sierra Room, 930 Wilshire Boulevard, Los Angeles, California 90017, for the following purposes:

1.	To elect two directors to the Board of Directors of BreitBurn GP, LLC, the general partner of BreitBurn Energy Partners L.P. (the “General Partner”), to serve for a three-year term that will expire in 2014 at the 2014 annual meeting of limited partners (“Class III Directors”), or until their successors are duly elected and qualified;

2.	To approve an advisory (non-binding) proposal regarding the compensation of our General Partner’s named executive officers (the “Say-on-Pay Proposal”);

3.	To approve an advisory (non-binding) proposal regarding the frequency of the advisory vote on compensation of our General Partner’s named executive officers (the “Say-on-Frequency Proposal”);

4.	To approve the First Amendment to the First Amended and Restated BreitBurn Energy Partners L.P. Long-Term Incentive Plan (the “Long-Term Incentive Plan”) which increases the aggregate number of common units that may be delivered with respect to awards under the Long-Term Incentive Plan by an additional 3,000,000 units;

5.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2011; and

6.	To transact such other business as may properly come before the Annual Meeting, or any postponements or adjournments thereof.

The Board of Directors of our General Partner has fixed the close of business on April 25, 2011 as the record date for the determination of unitholders entitled to notice of, and to vote at, the Annual Meeting. Only unitholders of record as of the close of business on such date are entitled to notice of, and to vote at, the Annual Meeting.

We encourage you to take part in the affairs of the Partnership either by voting in person, by telephone, by Internet or by executing and returning the enclosed proxy.

By Order of the Board of Directors of the General Partner,

Gregory C. Brown
Executive Vice President and General Counsel of BreitBurn GP, LLC, general partner of BreitBurn Energy Partners L.P.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF LIMITED PARTNERS

TO BE HELD ON JUNE 23, 2011

The Notice of Annual Meeting of Limited Partners, the Proxy Statement for the Annual Meeting
and the 2010 Annual Report to Unitholders, which includes the Annual Report on Form 10-K for the year ended December 31, 2010, are available at http://www.proxyvote.com.

BREITBURN ENERGY PARTNERS L.P.

515 South Flower Street

Suite 4800

Los Angeles, California 90071

i

BREITBURN ENERGY PARTNERS L.P.

515 South Flower Street

Suite 4800

Los Angeles, California 90071

GENERAL

References in this proxy statement to “the Partnership,” “we,” “our,” “us” or like terms refer to BreitBurn Energy Partners L.P. and its subsidiaries. References in this proxy statement to “BEC” or the “Predecessor” refer to BreitBurn Energy Company L.P., our predecessor, and its predecessors and subsidiaries. References in this proxy statement to the “General Partner” refer to BreitBurn GP, LLC, our general partner and our wholly owned subsidiary as of June 17, 2008. References in this proxy statement to the “Board” refer to the Board of Directors of the General Partner. References in this proxy statement to “Provident” refer to Provident Energy Trust. References in this proxy statement to “Pro GP” refer to Pro GP Corp., BEC’s former general partner up to August 26, 2008 and indirect subsidiary of Provident. References in this proxy statement to “Pro LP” refer to Pro LP Corp., BEC’s former limited partner and indirect subsidiary of Provident. References in this proxy statement to “BreitBurn Corporation” refer to BreitBurn Energy Corporation, a corporation owned by Halbert S. Washburn and Randall H. Breitenbach, the Chief Executive Officer and President of the General Partner, respectively. References in this proxy statement to “BreitBurn Management” refer to BreitBurn Management Company, LLC, our administrative manager, and wholly owned subsidiary as of June 17, 2008. References in this proxy statement to “BOLP” refer to BreitBurn Operating L.P., our wholly owned operating subsidiary. References in this proxy statement to “BOGP” refer to BreitBurn Operating GP, LLC, the general partner of BOLP. References in this proxy statement to “Quicksilver” refer to Quicksilver Resources Inc. References in this proxy statement to the “Partnership Agreement” refer to our First Amended and Restated Agreement of Limited Partnership, dated as of October 10, 2006, as amended by Amendment No. 1, dated as of June 17, 2008, Amendment No. 2, dated as of April 7, 2009, Amendment No. 3, dated as of August 27, 2009, and Amendment No. 4, dated as of April 5, 2010. References in this proxy statement to “common units” refer to common units representing limited partner interests in the Partnership. References in this proxy statement to “unitholders” or “limited partners” refer to limited partners of the Partnership owning our common units.

This proxy statement contains information related to our Annual Meeting of Limited Partners to be held on June 23, 2011 (the “Annual Meeting”), beginning at 10:00 a.m., Pacific Daylight Time, at The Wilshire Grand Hotel, Sierra Room, 930 Wilshire Boulevard, Los Angeles, California 90017, and at any postponements or adjournments thereof. This proxy statement and the accompanying proxy card, which are accompanied by our annual report to unitholders, will first be mailed to unitholders on or about May 9, 2011. Our annual report to unitholders includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the “2010 Annual Report”). Unitholders are referred to the 2010 Annual Report for financial and other information about our business. The 2010 Annual Report is not incorporated by reference into this proxy statement and is not deemed to be a part of this proxy statement.

ABOUT THE ANNUAL MEETING

Who sent me this proxy statement?

The Board sent you this proxy statement and proxy card. We will pay for the solicitation of your proxy. In addition to this solicitation by mail, proxies may be solicited by the directors, officers and other employees of our General Partner and our affiliates by telephone, Internet, facsimile, in person or otherwise. These people will not receive any additional compensation for assisting in the solicitation. We may also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of our common units. We will reimburse those people and our transfer agent for their reasonable out-of-pocket expenses in forwarding such material. We will also bear the entire cost of the preparation, assembly, printing and mailing of this proxy statement, the proxy card, and any additional information furnished to unitholders. We have retained Broadridge Financial Solutions, Inc., a proxy soliciting firm, to assist in the solicitation of proxies, provide voting and tabulation services and serve as inspector of election at the Annual Meeting for an estimated cost of $50,000.

Why did I receive this proxy statement and proxy card?

You received this proxy statement and proxy card from us because you owned our common units as of the record date, April 25, 2011, and, as a result, you are entitled to elect directors to serve on the Board and to vote on the other proposals to be voted on at the Annual Meeting. This proxy statement contains important information for you to consider when deciding whether and/or how to vote on the various proposals to be voted on at the Annual Meeting, including the election of directors and ratification of the selection of our independent registered public accounting firm. Please read this proxy statement carefully.

What is a proxy?

A proxy is your legal designation of another person to vote the common units that you own. That other person is also called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Halbert S. Washburn and Randall H. Breitenbach, or either of them, each with power of substitution, have been appointed by the Board as proxies for the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that the regulations of the Securities and Exchange Commission (“SEC”) require us to give you when we ask you to sign a proxy card designating proxies to vote on your behalf. The proxy statement includes information about the proposals to be considered at the Annual Meeting and other required disclosures, including information about the Board.

What does it mean if I receive more than one proxy card?

Your receipt of more than one proxy card means that you have multiple accounts with our transfer agent and/or with a brokerage firm, bank or other nominee. If voting by mail, please sign and return all proxy cards to ensure that all of your common units are voted. Each proxy card represents a discrete number of common units and it is the only means by which those particular common units may be voted by proxy.

What is the purpose of the Annual Meeting?

At the Annual Meeting, our unitholders will act upon the matters outlined in the Notice of Annual Meeting, including the election of the Class III Directors, the Say-on-Pay Proposal, the Say-on-Frequency Proposal, the First Amendment to our Long-Term Incentive Plan and the ratification of the appointment of our independent registered public accounting firm, as well as such other business as may properly come before the Annual Meeting, or any postponements or adjournments thereof.

What is the difference between a unitholder of record and a unitholder who holds common units in “street name”?

Most of our unitholders hold their common units through a brokerage firm, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between common units held of record and those held beneficially through a brokerage account, bank or other nominee.

•

Unitholder of Record. If your common units are registered directly in your name with our transfer agent, you are considered, with respect to those common units, the “unitholder of record,” and these proxy materials are being sent directly to you by us. As the unitholder of record, you have the right to grant your voting proxy directly or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

•

Street Name. If your common units are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of common units held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee, which is considered, with respect to those common units, the unitholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the Annual Meeting. However, since you are not the unitholder of record, you may not vote these common units in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the common units. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your common units.

What is the record date and what does it mean?

The record date established by the Board for the Annual Meeting is April 25, 2011. Unitholders of record at the close of business on the record date are entitled to:

•	receive notice of the Annual Meeting; and

•	vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Each of our common units Outstanding (as defined in the Partnership Agreement) as of the close of business on April 25, 2011, the record date, is entitled to one vote per common unit at the Annual Meeting, subject to certain exceptions as described below under the heading “Voting Requirements for the Annual Meeting.”

As of the record date, 59,039,933 of our common units were Outstanding, all of which are entitled to vote at the Annual Meeting.

Who can attend the Annual Meeting?

All unitholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting.

Common units held directly in your name as the unitholder of record can be voted in person at the Annual Meeting. Common units held in street name (for example, at your brokerage account) may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the common units. In addition, if you plan to vote in person at the Annual Meeting, please bring the enclosed proxy card or proof of identification.

Even if you currently plan to attend the Annual Meeting in person, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

What constitutes a quorum?

The holders of a majority of the Outstanding common units on the record date, represented in person or by proxy, will constitute a quorum, subject to certain exceptions as described below under the heading “Voting Requirements for the Annual Meeting.” As of April 25, 2011, there were 59,039,933 outstanding common units. Consequently, holders of at least 29,519,967 common units must be present either in person or by proxy to establish a quorum for the Annual Meeting. Proxies received but marked as abstentions and broker non-votes will be included in the number of common units considered to be present at the Annual Meeting for purposes of establishing a quorum.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, or properly transmit your vote by telephone or electronically as described below, your common units will be voted as you direct. If you are a unitholder of record and attend the Annual Meeting, you may deliver your completed proxy card in person or vote by ballot using a form provided at the Annual Meeting. Street name unitholders who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their common units. Even if you plan to attend the Annual Meeting, your plans may change; thus, we recommend you complete, sign and return your proxy card or vote by telephone or electronically in advance of the Annual Meeting.

You may vote by telephone by calling 1-800-690-6903 using a touch-tone phone to transmit your voting instructions up until 11:59 p.m. (EDT) the day before the Annual Meeting date. Your proxy card has a control number that you must have to receive access to vote. Have your proxy card in hand when you call and follow the instructions. To vote electronically, access http://www.proxyvote.com over the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (EDT) the day before the Annual Meeting date. Your proxy card has a control number that you must have to receive access to vote. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. To vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717.

May I vote confidentially?

Yes. We treat all unitholder meeting proxies and ballots confidentially if the unitholder has requested confidentiality on the proxy or ballot.

Can I change my vote after I return my proxy card?

Yes. If you are a unitholder of record, you may revoke a previously submitted proxy at any time before the polls close at the Annual Meeting by:

•	timely submitting a proxy with new voting instructions using the telephone or Internet voting system;

•	timely delivering a valid, later-dated executed proxy card;

•

giving written notice of revocation to BreitBurn Energy Partners L.P., Attention: Investor Relations, 515 South Flower Street, Suite 4800, Los Angeles, California 90071, no later than later than 11:59 p.m. (EDT), on June 22, 2011; or

•	attending the Annual Meeting and voting your common units in person; however, attending the Annual Meeting will not by itself have the effect of revoking a previously submitted proxy.

If you are a street name unitholder, you must follow the instructions on revoking your proxy, if any, provided by your bank or broker.

What are the recommendations of the Board?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The recommendations of the Board are set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	“FOR ALL” of the Class III Directors nominated for reelection to the Board;

•	“FOR” approval of the Say-on-Pay Proposal;

•	“FOR THREE YEARS” with respect to the Say-on-Frequency Proposal;

•

“FOR” the approval of the First Amendment to our Long-Term Incentive Plan to increase the number of common units that may be delivered with respect to awards under the Long-Term Incentive Plan by 3,000,000 units; and

•	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2011.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

What are “abstentions” and “broker non-votes” and how are these votes treated?

An “abstention” occurs when a unitholder is present at the Annual Meeting but fails to vote or voluntarily withholds his or her vote for any of the matters upon which the unitholders are voting. Abstentions are considered “present” and are included in the quorum calculations.

If you hold your common units in street name, you will receive instructions from your brokers or other nominees describing how to vote your common units yourself or, in the alternative, how to direct your brokers or other nominees to vote your common units held in street name. If you do not vote your common units held in street name yourself and if you do not instruct your brokers or nominees how to vote your common units, they may vote your common units as they decide as to each matter for which they have discretionary authority under the rules of The NASDAQ Stock Market LLC. The election of directors (Proposal 1), the Say-on-Pay and Say-on-Frequency Proposals (Proposals 2 and 3, respectively), and the approval of the First Amendment to our Long-Term Incentive Plan (Proposal 4) are non-discretionary matters for which brokers and other nominees do not have discretionary authority to vote unless they receive timely instructions from you. As such, for Proposals 1, 2, 3 and 4 to be voted on at the Annual Meeting, you must provide timely instructions on how the broker or other nominee should vote your common units. When a broker or other nominee does not have discretion to vote on a particular matter, you have not given timely instructions on how the broker or other nominee should vote your common units, and the broker or other nominee indicates it does not have authority to vote such common units on its proxy, a “broker non-vote” results. Although any broker non-vote would be counted as present at the meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters, and, as such, broker non-votes will not be counted as a vote “FOR” or “AGAINST” the election of directors, the Say-on-Pay and Say-on-Frequency Proposals and the proposal to amend our Long-Term Incentive Plan. The ratification of the appointment of our independent registered public accounting firm as our independent auditors for the year ending December 31, 2011 (Proposal 5) is a discretionary matter on which brokers and other nominees may vote in the absence of timely instructions from you.

What are my voting choices when voting for Class III Director nominees and what vote is needed to elect the nominees?

In the vote on the election of the Class III Director nominees, you may:

•	vote “FOR ALL” as to all nominees;

•	vote “WITHHOLD ALL” as to all nominees; or

•	vote “FOR ALL EXCEPT” as to specific nominees.

The Board recommends a vote “FOR ALL” of the nominees.

Please see “Voting Requirements for the Annual Meeting” for an explanation of the vote needed to elect the Class III Directors.

What are my voting choices when voting on the Say-on-Pay Proposal and what vote is needed to approve the proposal?

In the vote on the Say-on-Pay Proposal, you may:

•	vote “FOR” the proposal;

•	vote “AGAINST” the proposal; or

•	“ABSTAIN” from voting on the proposal.

The Board recommends a vote “FOR” the proposal.

Please see “Voting Requirements for the Annual Meeting” for an explanation of the vote needed to approve the Say-on-Pay Proposal.

What are my voting choices when voting on the Say-on-Frequency Proposal and what vote is needed to approve the proposal?

In the vote on the Say-on-Frequency Proposal, you may:

•	vote “FOR ONE YEAR” with respect to the proposal;

•	vote “FOR TWO YEARS” with respect to the proposal;

•	vote “FOR THREE YEARS” with respect to the proposal; or

•	“ABSTAIN” from voting on the proposal.

The Board recommends a vote “FOR THREE YEARS” with respect to the Say-on-Frequency proposal.

Please see “Voting Requirements for the Annual Meeting” for an explanation of the vote needed to approve the Say-on-Frequency Proposal.

What are my voting choices when voting on the First Amendment to the Partnership’s Long-Term Incentive Plan and what vote is needed to approve the amendment?

In the vote on the approval of the First Amendment to our Long-Term Incentive Plan, you may:

•	vote “FOR” the amendment;

•	vote “AGAINST” the amendment; or

•	“ABSTAIN” from voting on the amendment.

The Board recommends a vote “FOR” the amendment.

Please see “Voting Requirements for the Annual Meeting” for an explanation of the vote needed to approve the First Amendment to our Long-Term Incentive Plan.

What are my voting choices when voting on the ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2011, and what vote is needed to ratify their appointment?

In the vote on the ratification of the appointment of PricewaterhouseCoopers LLP, you may:

•	vote “FOR” the ratification;

•	vote “AGAINST” the ratification; or

•	vote “ABSTAIN” on the ratification.

The Board recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2011.

Please see “Voting Requirements for the Annual Meeting” for an explanation of the vote needed to approve this proposal.

What if I do not specify a choice for a matter when returning my proxy?

You should specify your choice for each matter on the enclosed proxy. If you sign and return your proxy but do not give specific instructions, your proxy will be voted “FOR ALL” of the Class III Director nominees, “FOR” the Say-on-Pay proposal, “FOR THREE YEARS” with respect to the Say-on-Frequency proposal, “FOR” the approval of the First Amendment to our Long-Term Incentive Plan, and “FOR” the proposal to ratify the appointment of Pricewaterhouse Coopers LLP as our independent registered public accounting firm for the year ending December 31, 2011.

Do I have dissenters’ rights of appraisal?

We were formed as a limited partnership under the laws of the State of Delaware, including the Delaware Revised Uniform Limited Partnership Act. Under those laws, dissenters’ rights are not available to our unitholders with respect to the matters to be voted upon at the Annual Meeting.

Who counts the votes?

Broadridge Financial Solutions will tabulate the votes and will act as the independent inspector of election.

Whom should I contact with questions?

If you have any questions about this proxy statement or the Annual Meeting, please contact our Investor Relations Department in writing at 515 South Flower Street, Suite 4800, Los Angeles, California 90071 or by telephone at (213) 225-5900.

Where may I obtain additional information about BreitBurn Energy Partners L.P.?

We refer you to our 2010 Annual Report for additional information about us. Our 2010 Annual Report is included with your proxy materials. You may receive additional copies of our 2010 Annual Report at no charge through the Investor Relations section of our website at http://www.breitburn.com. This proxy statement, a form of proxy and our 2010 Annual Report are also available at http://www.proxyvote.com. You may receive additional copies of our 2010 Annual Report or proxy statement at no charge, or request to receive any additional information or directions to the Annual Meeting to be able to vote in person, by contacting our Investor Relations Department in writing at 515 South Flower Street, Suite 4800, Los Angeles, California 90071 or by telephone at (213) 225-5900. In order to facilitate timely delivery of such additional proxy materials, such a request must be made by June 9, 2011, as we are unable to guarantee the timely delivery of additional proxy materials for requests made after this date.

How do I get to the Annual Meeting?

The Annual Meeting will be held at The Wilshire Grand Hotel, Sierra Room, 930 Wilshire Boulevard, Los Angeles, California 90017, which is located in downtown Los Angeles. The hotel is bounded on the west by Francisco Street, on the east by Figueroa Street, on the north by Wilshire Boulevard and on the south by Seventh Street.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF LIMITED PARTNERS

TO BE HELD ON JUNE 23, 2011

The Notice of Annual Meeting of Limited Partners, the Proxy Statement for the Annual Meeting, including a form of proxy and the 2010 Annual Report to Unitholders, which includes the Annual Report on Form 10-K for the year ended December 31, 2010, are available at http://www.proxyvote.com.

VOTING REQUIREMENTS FOR THE ANNUAL MEETING

Right to Vote and Related Matters

Only those record holders of our common units on April 25, 2011, the record date for the Annual Meeting (subject to the limitations contained in the definition of “Outstanding” and in Section 13.4(b) in the Partnership Agreement), are entitled to notice of, and to vote at, the Annual Meeting, or to act with respect to matters as to which the holders of the Outstanding common units have the right to vote or to act. All references in this proxy statement to votes of, or other acts that may be taken by, the Outstanding common units are deemed to be references to the votes or acts of the record holders of such Outstanding common units. As of the record date, 59,039,933 of our common units were Outstanding, all of which are entitled to vote at the Annual Meeting.

Pursuant to the Partnership Agreement, each holder of our Outstanding common units as of the close of business on the record date is entitled to one vote per unit at the Annual Meeting, subject to the exceptions described below. As defined in the Partnership Agreement, “Outstanding” means, with respect to Partnership Securities (as defined in the Partnership Agreement), all Partnership Securities that are issued by the Partnership and reflected as outstanding on the Partnership’s books and records as of the date of determination; provided, however, that if at any time any person or group (other than our General Partner or its affiliates) beneficially owns 20% or more of the Outstanding Partnership Securities of any class then Outstanding, all Partnership Securities owned by such person or group can not be voted on any matter and are not considered to be Outstanding when sending notices of a meeting of limited partners to vote on any matter (unless otherwise required by law), calculating required votes, determining the presence of a quorum or for other similar purposes under the Partnership Agreement, except that common units so owned are considered to be Outstanding for purposes of Section 11.1(b)(iv) of the Partnership Agreement relating to the voluntary withdrawal of our General Partner (such common units are not, however, treated as a separate class of Partnership Securities for purposes of the Partnership Agreement). However, the foregoing limitation does not apply to (1) any person or group who acquired 20% or more of the Outstanding Partnership Securities of any class then Outstanding directly from our General Partner or its affiliates, (2) any person or group who acquired 20% or more of the Outstanding Partnership Securities of any class then Outstanding directly or indirectly from a person or group described in clause (1) provided that our General Partner has notified such person or group in writing that such limitation does not apply, or (3) any person or group who acquired 20% or more of any Partnership Securities issued by the Partnership with the prior approval of the Board. Quicksilver is not subject to the 20% limitation described in this paragraph since Quicksilver acquired its common units with the prior approval of the Board.

With respect to the election of directors to the Board, (1) we and our General Partner will not be entitled to vote common units that are otherwise entitled to vote at any meeting of the limited partners, and (2) with the exception of Quicksilver, if at any time any person or group beneficially owns 20% or more of the Outstanding Partnership Securities of any class then Outstanding, then all Partnership Securities owned by such person or group in excess of 20% of the Outstanding Partnership Securities of the applicable class may not be voted, and in each case, the foregoing common units will not be counted when calculating the required votes for such matter and will not be deemed to be Outstanding for purposes of determining a quorum for such meeting. Such common units will not be treated as a separate class of Partnership Securities for purposes of the Partnership Agreement. Pursuant to our Settlement Agreement with Quicksilver entered into as of April 5, 2010 (the “Quicksilver Settlement Agreement”), Quicksilver is not subject to the 20% limitation described in this paragraph with respect to the common units currently held by Quicksilver. Quicksilver has agreed to vote in favor of the Class III Directors nominated by the Board for election at the Annual Meeting. For additional information, see “Certain Relationships and Related Transactions — Quicksilver Settlement Agreement.”

With respect to common units that are held for a person’s account by another person (such as a broker, dealer, bank, trust company or clearing corporation, or an agent of any of the foregoing) in whose name such common units are registered, such other person must, in exercising the voting rights in respect of such common units on any matter, and unless the arrangement between such persons provides otherwise, vote such common units in favor of, and at the direction of, the person who is the beneficial owner, and the Partnership is entitled to assume it is so acting without further inquiry.

Quorum

Subject to the 20% limitations described above, the holders of a majority of the Outstanding common units on the record date, represented in person or by proxy, will constitute a quorum at the Annual Meeting, unless any such action by the limited partners requires approval by holders of a greater percentage of such common units, in which case the quorum will be such greater percentage. Proxies received but marked as abstentions and broker non-votes will be included in the number of common units considered to be present at the Annual Meeting. The limited partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough limited partners to leave less than a quorum, if any action taken (other than adjournment) is approved by the required percentage of Outstanding common units specified in the Partnership Agreement (including Outstanding common units deemed owned by our General Partner, if any). In the absence of a quorum, the Annual Meeting may be adjourned from time to time by the affirmative vote of holders of at least a majority of the Outstanding common units entitled to vote at the Annual Meeting (including Outstanding common units deemed owned by our General Partner, if any) represented either in person or by proxy, but no other business may be transacted, except as otherwise provided in the Partnership Agreement.

Required Vote for the Election of Class III Directors

Pursuant to the Partnership Agreement, the directors of the Board of our General Partner are elected by a plurality of the votes cast by the unitholders entitled to vote at the Annual Meeting. This means that the two Class III Director nominees receiving the highest number of affirmative votes at the Annual Meeting will be elected. Withholding votes, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but otherwise will have no effect on the election of a director nominee. You may not cumulate your votes in the election of directors.

Required Vote for the Say-on-Pay Proposal

Pursuant to the Partnership Agreement, the Say-on-Pay Proposal will require approval by the holders of a majority of the Outstanding common units entitled to vote and present in person or by proxy at the Annual Meeting. Abstentions will have the same effect as votes “AGAINST” the proposal, while broker non-votes will not be entitled to vote with respect to the Say-on-Pay Proposal and, therefore, will not be considered in determining whether the required vote on this proposal has been obtained.

Required Vote for the Say-on-Frequency Proposal

Pursuant to the Partnership Agreement, the Say-on-Frequency Proposal will require approval by the holders of a majority of the Outstanding common units entitled to vote and present in person or by proxy at the Annual Meeting. Abstentions will have the same effect as votes “AGAINST” the proposal, while broker non-votes will not be entitled to vote with respect to the Say-on-Frequency Proposal and, therefore, will not be considered in determining whether the required vote on this proposal has been obtained. With respect to this proposal, if none of the frequency alternatives (one year, two years or three years) receives a majority of the votes cast, we will consider the frequency that receives the highest number of votes by unitholders to be the frequency that has been selected by our unitholders.

Required Vote for the Approval of the First Amendment to the Partnership’s Long-Term Incentive Plan

Pursuant to applicable NASDAQ rules and our Long-Term Incentive Plan, the First Amendment to our Long-Term Incentive Plan will require approval by a majority of the total votes cast on the proposal. Pursuant to the Partnership Agreement, this proposal also will require approval by the holders of a majority of the Outstanding common units entitled to vote and present in person or by proxy at the Annual Meeting. As a result, abstentions will have the same effect as votes “AGAINST” the proposal, while broker non-votes will not be entitled to vote and will not be counted as votes with respect to the proposal and, therefore, will not be considered in determining whether the required vote on this proposal has been obtained.

Required Vote for the Ratification of the Audit Committee’s Appointment of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for the Year Ending December 31, 2011

Pursuant to the Partnership Agreement, the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2011 will require approval by the holders of a majority of the Outstanding common units entitled to vote and present in person or by proxy at the Annual Meeting. Abstentions will have the same effect as votes “AGAINST” the proposal. Because brokers and other nominees will have discretion to vote common units without the direction of their clients with respect to this proposal, there will not be any broker non-votes with respect to this proposal.

PROPOSALS PRESENTED FOR UNITHOLDER VOTE

PROPOSAL 1:

ELECTION OF TWO CLASS III DIRECTORS TO SERVE A THREE-YEAR TERM UNTIL THE 2014 ANNUAL MEETING

The Board is comprised of six directors. The Board has been divided into three classes: Class I, Class II and Class III. The directors designated in the Fourth Amended and Restated Limited Liability Company Agreement of our General Partner (the “Limited Liability Company Agreement”) to Class I are serving a term that expires at the annual meeting to be held in 2012. The directors designated to Class II are serving a term that expires at the annual meeting to be held in 2013. The directors designated to Class III are serving for an initial term that expires at the Annual Meeting. Successors to the class of directors whose term expires at an annual meeting will be elected for a three-year term, or until their successors are duly elected and qualified.

The two Class III Board members whose terms expire at the Annual Meeting are David B. Kilpatrick and W. Yandell Rogers, III. The Board recommends the approval of the election of Messrs. Kilpatrick and Rogers to serve as Class III Directors for a term of three years, until the Partnership’s annual meeting to be held in 2014, or until their successors are duly elected and qualified. Certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described below in each director’s biographical information under the heading “Board of Directors and Executive Officers.”

Unless otherwise indicated on the proxy, the persons named as proxies in the enclosed proxy will vote “FOR ALL” of the nominees listed above. We did not pay any third-party fees to assist in the process of identifying or evaluating Class III Director candidates nor did we receive a recommended Class III Director nominee from any unitholder. Although we have no reason to believe that any of the nominees will be unable to serve if elected, should any of the nominees become unable to serve prior to the Annual Meeting, the proxies will be voted for the election of such other persons as may be nominated by the Board. Unitholders may not cumulate their votes in the election of directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE CLASS III DIRECTOR NOMINEES.

PROPOSAL 2:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background

Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires that we provide our unitholders the opportunity to vote on an advisory (non-binding) basis to approve the compensation of the named executive officers of our General Partner as reported in this proxy statement.

Summary

We are asking our unitholders to provide advisory approval of the compensation of the named executive officers (which consist of the Chief Executive Officer, the Chief Financial Officer and the next three highest paid executives) of our General Partner, as such compensation is described in the “Compensation Discussion and Analysis” section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this proxy statement. The Board believes that our long-term success depends in large measure on our ability to attract and retain qualified personnel. Our executive compensation program plays a significant role in our ability to attract, retain and motivate the highest quality executives. The program directly links executive compensation to performance, aligning the interests of the executive officers with those of our unitholders through long-term incentive awards in the form of unit-based awards granted under our long-term incentive plan and annual cash bonuses awarded under our short-term incentive plan. The following is a summary of some of the key elements of our executive compensation program. Unitholders are urged to read and review carefully the “Compensation Discussion and Analysis” section of this proxy statement and the tabular and other disclosures on executive compensation that follow, which discuss in detail how our compensation policies and procedures implement our compensation philosophy.

We emphasize pay-for-performance. We believe that a significant portion of the compensation of our General Partner’s executives should be variable and at risk and tied to performance. The short-term incentive plan rewards annual performance based on the Compensation and Governance Committee’s evaluation of Partnership and individual performance. Based on our performance in 2010, we achieved the following objectives under the short-term incentive plan:

•	in October 2010, we successfully issued $305 million in aggregate principal amount of 8.625% Senior Notes due 2020 at a price of 98.358% (the “Senior Notes”);

•

we significantly reduced our outstanding bank debt under our credit facility by $331 million during 2010, from $559 million at December 31, 2009 to $228 million at December 31, 2010, by applying $290 million of the net proceeds from the issuance of the Senior Notes and using cash flow from operating activities to repay amounts outstanding under our credit facility;

•	we continued to reduce general and administrative expenses and lease operating expenses through cost-cutting initiatives throughout the Partnership;

•	we increased production levels over 2009 production;

•	we reinstated distributions beginning with the first quarter of 2010 at an annualized rate of $1.50 per common unit and our fourth quarter distribution has increased the annualized rate to $1.65;

•	in April 2010, we entered into the Quicksilver Settlement Agreement;

•	our total return per common unit for 2010 was 101%;

•	the Partnership significantly exceeded budgeted performance for reduction of lease operating expenses, and general and administrative expenses; and

•	capital efficiency and safety goals exceeded target levels and production goals met budget levels.

We believe that our compensation programs strongly align our executives’ interests with those of our unitholders. We place a strong emphasis on the use of equity-based awards as a key component of our compensation program. We believe that unit-based awards reward long-term performance and align the interests of management with those of our unitholders. We have used CPUs and RPUs (as described in the “Compensation Discussion and Analysis — Components of Compensation — Long-Term Incentive Plan” section of this proxy statement) as key equity incentive vehicles because the executives are primarily responsible for our operating results, and therefore, the amount of distributions we make to holders of our common units which directly affects the value of the CPUs and RPUs. As a result, CPUs and RPUs are effective tools for meeting our compensation goal of increasing long-term unitholder value by tying the value of these awards to our future performance.

In addition to linking compensation value to unitholder value, CPUs and RPUs generally require continued service over a multi-year period as a condition to full vesting, creating a strong retention incentive and ensuring the continuity of our operations.

We are committed to having strong governance standards and best practices for our compensation programs. As part of its commitment to strong corporate governance and best practices, the Compensation and Governance Committee engaged and received advice on the compensation program from an independent, third-party compensation consultant, which provided no other services to us in 2009 and 2010 other than those provided directly to or on behalf of the Compensation and Governance Committee. The Compensation and Governance Committee oversees risk management as it relates to our compensation plans, policies and practices. The Compensation and Governance Committee consistently reviews our executive compensation program to ensure that it not only provides competitive pay opportunities, but also reflects best practices.

Recommendation

The Board believes that the information provided above and within the “Compensation Discussion and Analysis” section of this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that the executives’ interests are aligned with our unitholders’ interests to support long-term value creation.

Accordingly, at the Annual Meeting, unitholders are being asked to vote on the following advisory resolution:

“RESOLVED, that the unitholders of the Partnership advise that they approve the compensation paid to the named executive officers of the Partnership’s General Partner, as disclosed pursuant to the compensation disclosure rules set forth in Item 402 of Regulation S-K, which disclosure shall include the Compensation Discussion and Analysis, the compensation tables, narrative discussion and any related material.”

While this vote is advisory and, therefore, non-binding, the Board and the Compensation and Governance Committee, which is comprised of independent directors, will review the voting results in connection with their ongoing evaluation of our compensation program and expect to take into account the outcome of this vote in considering future executive compensation arrangements.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS SAY-ON-PAY PROPOSAL.

PROPOSAL 3:

ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

Background

Section 14A of the Exchange Act also enables unitholders to indicate how frequently they believe we should seek an advisory vote on the compensation of the named executive officers of our General Partner. We are seeking an advisory, non-binding determination from unitholders as to the frequency with which unitholders would have an opportunity to provide an advisory approval of our executive compensation program. We are providing unitholders the option of selecting a frequency of every one, two or three years, or abstaining.

Summary

For the reasons described below, the Board recommends that unitholders select a frequency of three years (triennially). We believe that this frequency is appropriate for the following reasons:

•

Our executive compensation programs are designed to support long-term value creation. A triennial vote will allow unitholders to better judge our compensation programs in relation to our long-term performance.

•

A triennial vote will provide the Compensation and Governance Committee and the Board sufficient time to thoughtfully evaluate the results of the most recent advisory vote on executive compensation, to discuss the implications of the vote with unitholders and to develop and implement any changes to our executive compensation programs that may be appropriate in light of the vote.

•	A triennial vote will allow for any changes to our executive compensation programs to be in place long enough for unitholders to see and evaluate the effectiveness of these changes.

•

We have in the past been, and will in the future continue to be, engaged with our unitholders on a number of topics and in a number of forums. Thus, we view the advisory vote on executive compensation as an additional, but not exclusive, opportunity for our unitholders to communicate with us regarding their views on our executive compensation programs.

Recommendation

Based on the factors discussed, the Board recommends that future advisory votes on executive compensation occur every three years until the next frequency vote. Unitholders are not being asked to approve or disapprove the Board’s recommendation, but rather to indicate their choice among the following say-on-pay frequency options: every one year, every two years or every three years, or to abstain from voting.

While this vote is advisory and, therefore, non-binding, the Board and the Compensation and Governance Committee, which is comprised of independent directors, will take into account the outcome of this vote in considering the frequency of future advisory votes with respect to executive compensation.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE OF “FOR THREE YEARS” WITH RESPECT TO THIS SAY-ON-FREQUENCY PROPOSAL.

PROPOSAL 4:

APPROVAL OF THE FIRST AMENDMENT TO THE FIRST AMENDED AND RESTATED BREITBURN ENERGY PARTNERS L.P. 2006 LONG-TERM INCENTIVE PLAN

The Board is recommending that unitholders approve the First Amendment (the “First Amendment”) to the Long-Term Incentive Plan at the Annual Meeting. A copy of the First Amendment is attached to this proxy statement as Appendix A. The First Amendment amends the Long-Term Incentive Plan to increase the aggregate number of common units that may be delivered with respect to awards under the Long-Term Incentive Plan by an additional 3,000,000 units, from 6,702,064 units to a total of 9,702,064 units. On April 27, 2011, the Compensation and Governance Committee adopted the First Amendment to the Long-Term Incentive Plan, subject to unitholder approval. The Long-Term Incentive Plan is integral to the Partnership’s compensation strategies and programs, and the Board believes that the increase in the aggregate number of units that may be delivered with respect to awards under the Long-Term Incentive Plan provides the flexibility that the Partnership and our General Partner need to keep pace with our competitors and to effectively recruit, motivate and retain the caliber of employees and directors essential for achievement of our success.

A summary of the principal provisions of the Long-Term Incentive Plan, as amended by the First Amendment, is set forth below. The summary is qualified in its entirety by reference to the full text of the Long-Term Incentive Plan and the First Amendment.

General

The purpose of the Long-Term Incentive Plan is to promote the interests of the Partnership and our General Partner by providing our employees, consultants and directors incentive compensation awards based on common units of the Partnership in order to encourage superior performance. The Long-Term Incentive Plan is also contemplated to enhance the ability of our General Partner and its affiliates to attract and retain the services of individuals who are essential for the growth and profitability of the Partnership, our General Partner and their affiliates and to encourage such individuals to devote their best efforts to advancing the business of the Partnership, our General Partner and their affiliates. The Long-Term Incentive Plan provides for the grant to eligible individuals of options, restricted units, phantom units, unit appreciation rights (“UARs”), unit awards, distribution equivalent rights and other unit-based awards.

The BreitBurn Energy Partners, L.P. 2006 Long-Term Incentive Plan was originally adopted as of October 9, 2006 (the “Original Plan”). The Original Plan was amended and restated in its entirety by the Long-Term Incentive Plan effective on October 29, 2009. As of April 25, 2011, grants covering approximately 3,148,868 units were outstanding under the Long-Term Incentive Plan, and 2,093,897 units remained available for issuance under the Long-Term Incentive Plan.

Administration

The Long-Term Incentive Plan is administered by our Compensation and Governance Committee, which currently consists of four directors, each of whom qualifies as a non-employee director pursuant to Rule 16b-3 of the Exchange Act and an “independent director” under the rules of The NASDAQ Stock Market LLC.

Eligibility

Persons eligible to participate in the Long-Term Incentive Plan include (i) employees of our General Partner or any of its affiliates; (ii) any individuals who render consulting services to the Partnership, our General Partner or either of their affiliates; and (iii) members of the Board or of the board of directors of any affiliate of the Partnership or our General Partner, in each case as determined by the plan administrator. As of April 25, 2011, approximately 104 individuals were eligible under our compensation policy to receive equity awards under the Long-Term Incentive Plan.

Limitation on Awards and Units Available

Subject to certain adjustments set forth in the Long-Term Incentive Plan as described below, the aggregate number of units that may be delivered with respect to awards under the Long-Term Incentive Plan, without giving effect to the First Amendment increasing the number of units available for grant thereunder, is 6,702,064 units. If the First Amendment is approved by our unitholders, the aggregate number of units that may be delivered with respect to awards under the Long-Term Incentive Plan will be increased by an additional 3,000,000 units to 9,702,064 units. Units deliverable pursuant to an award under the Long-Term Incentive Plan may be units acquired in the open market, from any affiliate of the Partnership or our General Partner, from the Partnership, from any other person, or any combination of the foregoing, as determined by the plan administrator in its discretion.

Units withheld from an award to either satisfy the tax withholding obligations of the Partnership, our General Partner or either of their affiliates with respect to the award or to pay the exercise price of an award will not be considered to be units delivered under the Long-Term Incentive Plan. Similarly, to the extent that an award under the Long-Term Incentive Plan is forfeited, cancelled, exercised, paid or otherwise terminates or expires without the actual delivery of units pursuant to such award, the units subject to such award will again be available for awards under the Long-Term Incentive Plan.

There is no limitation on the number of awards under the Long-Term Incentive Plan that may be paid in cash. As of April 25, 2011, the closing price of our common units on the Nasdaq Global Select Market was $21.64 per unit.

Awards

The Long-Term Incentive Plan provides for the grant of options, UARs, restricted units, phantom units, unit awards, distribution equivalent rights and other unit-based awards.

Options

The Long-Term Incentive Plan permits the grant of options to purchase common units. The plan administrator may make grants of options containing such terms as it shall determine that are consistent with the terms of the Long-Term Incentive Plan. The exercise price of an option may not be less than the fair market value of a common unit on the date of the grant. Options will become vested and exercisable over a period determined by the plan administrator.

Unit Appreciation Rights

The Long-Term Incentive Plan permits the grant of UARs. A UAR is the right to receive payment of an amount equal to the excess of the fair market value of a common unit on the exercise date over the exercise price established for the UAR. Such excess will be paid in cash, common units, or in a combination of cash and common units as determined by the plan administrator. The plan administrator may make grants of UARs containing such terms as it shall determine that are consistent with the terms of the Long-Term Incentive Plan. The exercise price of a UAR may not be less than the fair market value of a common unit on the date of the grant. UARs will become vested and exercisable over a period determined by the plan administrator.

Restricted Units

A restricted unit is a common unit that is subject to a restricted period established by the plan administrator during which the common unit remains subject to forfeiture. The plan administrator may make grants of restricted units containing such terms as it shall determine that are consistent with the terms of the Long-Term Incentive Plan, including the period over which restricted units will become vested and nonforfeitable. To the extent provided by the plan administrator, in its discretion, a grant of restricted stock units may provide that distributions made by the Partnership with respect to the restricted stock units may be subjected to the same or different forfeiture and other restrictions as the restricted units to which such distributions relate.

Phantom Units

A phantom unit is a notional unit that upon vesting entitles the grantee to receive a common unit or, in the discretion of the plan administrator, an amount in cash equivalent to the fair market value of a common unit. The plan administrator may make grants of phantom units containing such terms as it shall determine that are consistent with the terms of the Long-Term Incentive Plan, including the period over which phantom units will vest.

Distribution Equivalent Rights

The plan administrator may, in its discretion, grant distribution equivalent rights (“DERs”) with respect to phantom unit awards. DERs are rights to receive the equivalent value (in cash or additional awards) of the amount of any cash distributions made by the Partnership during the period the phantom unit is outstanding. Payment of a DER may be subject to the same vesting terms as the award to which it relates or differing vesting terms, as determined by the plan administrator in its discretion.

Unit Awards

The Long-Term Incentive Plan permits the grant of units that are not subject to vesting restrictions. Unit awards may be in lieu of or in addition to other compensation payable to the individual. Grants of unit awards and the amounts of such grants are in the discretion of the Compensation and Governance Committee.

Other Unit-Based Awards

The Long-Term Incentive Plan permits the grant of other unit-based awards, which are awards that are based, in whole or in part, on the value of performance of a common unit. Vested and other unit-based awards may be paid in common units (including restricted units), cash or a combination thereof, as provided in the applicable grant agreement.

Changes in Control and Anti-Dilution Adjustments

Upon the occurrence of a “change of control,” as defined in the Long-Term Incentive Plan, any change in applicable law or regulation affecting the Long-Term Incentive Plan or awards thereunder, or any change in accounting principles affecting the financial statements of the Partnership, the plan administrator, in its sole discretion, without the consent of any participant or holder of an award, may take certain actions to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Long-Term Incentive Plan or an outstanding award, including the acceleration, cash-out, termination or replacement of awards, the assumption or exchange of awards by a successor or survivor entity, and adjustments to outstanding awards and awards available for issuance under the Long-Term Incentive Plan.

In the event of certain corporate transactions and changes in capitalization, the plan administrator will equitably adjust the terms and conditions of any outstanding awards, including the number and type of common units covered by each award, and the number and type of common units (or other securities or property) with respect to which awards may be granted after such event. With respect to any such event that would not result in an accounting charge under ASC 718 if the adjustment to awards with respect to such event were subject to discretionary action, the plan administrator will have complete discretion to adjust awards in such manner as it deems appropriate with respect to such other event.

Transferability

Awards under the Long-Term Incentive Plan are generally non-transferable other than by will or the laws of descent and distribution, and stock options and UARs generally may be exercised, during a participant’s lifetime, only by the participant, subject to exceptions for estate planning or as otherwise provided under the Long-Term Incentive Plan.

Amendment and Termination

The Board or an authorized committee thereof may amend, alter, suspend, discontinue or terminate the Long-Term Incentive Plan in any manner, without the consent of any person, except as otherwise required by the rules of the principle securities exchange on which the common units are traded. In addition, the plan administrator may amend the terms of any outstanding awards, provided that no change, other than as described above under the section entitled “Changes in Control and Anti-Dilution Adjustments,” in any award may materially reduce the rights or benefits of a participant with respect to an award without the consent of such participant.

The Long-Term Incentive Plan will terminate on the earliest of (i) the date the Long-Term Incentive Plan is terminated by the Board or an authorized committee thereof; (ii) the date all common units available under the Long-Term Incentive Plan have been delivered to participants; or (iii) October 9, 2016 (which is the tenth anniversary of the date on which the Original Plan was approved by our General Partner), provided that outstanding awards at such time will generally remain in effect subject to the terms of the Long-Term Incentive Plan.

U.S. Federal Income Tax Consequences

The Federal income tax consequences of the Long-Term Incentive Plan under current federal income tax law are summarized in the following discussion which deals with the general federal income tax principles applicable to the Long-Term Incentive Plan and is intended for general information only. The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the Long-Term Incentive Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Certain kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed (except, with respect to federal employment taxes, to the limited extent discussed below under “— Potential Self Employment Consequences”). The following discussion does not address the tax consequences that may apply to a participant as a holder of common units issued pursuant to any award under the Long-Term Incentive Plan (except to the limited extent discussed below under “— Additional Tax Consequences for Holders of Units” and “— Potential Self Employment Consequences”). The following discussion also does not address all aspects of U.S. Federal income taxation that may be relevant in light of a participant’s particular circumstances. Furthermore, the grant, vesting, exercise, settlement or other taxable event relating to an award under the Long-Term Incentive Plan may require the participant to recognize taxable income without the participant’s receipt of cash.

Options. If a participant is granted an option under the Long-Term Incentive Plan, the participant should not have taxable income on the grant of the option. The participant generally will recognize ordinary income at the time of exercise in an amount equal to the aggregate fair market value of the common units purchased at such time, less the aggregate exercise price paid for such Common Units. The participant’s initial basis in each common unit generally will be the fair market value of a common unit on the date the participant exercises the option.

Unit Appreciation Rights. Generally, no taxable income will be recognized by the participant upon the grant of a unit appreciation right, but, upon exercise of the unit appreciation right, the cash or the fair market value of the common units received generally will be taxable as ordinary income to the recipient in the year of such exercise.

Restricted Units. For purposes of this summary, we have assumed that any restricted units granted under the Long-Term Incentive Plan will be capital interests and that each participant to whom such units are transferred will file a timely election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to the transfer to the participant of such units. Accordingly, a participant who receives restricted units that constitute capital interests generally will recognize ordinary income at the time the participant is issued such restricted units in an amount equal to their fair market value on such date less the amount, if any, that the participant paid for them. The participant generally will not recognize any additional ordinary income as and when the restrictions applicable to such restricted units lapse. The tax consequences would be different for participants who do not file a timely election under Section 83(b) of the Code. The Partnership has not granted restricted units that constitute profits interests.

Phantom Units. A recipient of phantom units generally will not have taxable income at the time of grant. However, at the time the award is settled, whether in cash or in common units, the participant generally will recognize ordinary income equal to the value received.

Distribution Equivalent Rights, Unit Distribution Rights and Performance Distribution Rights. A participant who receives distribution equivalent rights, unit distribution rights or performance distribution rights generally will not recognize taxable income at the time of grant. However, at the time such an award is settled, whether in cash or in common units, the participant generally will recognize ordinary income equal to the value received.

Unit Awards. A participant who receives a unit award that constitutes a capital interest generally will recognize ordinary income in an amount equal to the fair market value of the common units received. The Partnership has not granted unit awards that constitute profits interests.

Other Unit-Based Awards. A participant who receives other unit-based awards, such as convertible phantom units, generally should not recognize taxable income at the time of the grant of the award. When the award is settled, whether in cash or common units, the participant generally should recognize ordinary income equal to the value received.

Additional Tax Consequences for Holders of Units. To the extent a participant receives common units, there will be additional tax consequences to the participant as a unitholder, which may be material to such participant. In particular, each unitholder of the Partnership is required to report on his or her individual income tax return his or her allocable share of income, gains, losses and deductions of the Partnership in computing his or her federal income tax liability, regardless of whether cash distributions are made by the Partnership. Distributions by the Partnership to a unitholder generally are not taxable unless the amount of cash distributed is in excess of the unitholder’s adjusted basis in his or her Common Units. Tax consequences to unitholders are very complex and are beyond the scope of this summary.

Potential Self Employment Consequences. If a participant receives units in the Partnership (whether capital interests or profits interests) and is deemed to be an employee of the Partnership, the issuance of those units may cause wages paid to the participant to be characterized and subject to taxation as self-employment income. If treated as a self-employed partner, the participant will be required to make quarterly income tax payments rather than having amounts withheld by the Partnership or its affiliates. Additionally, if self-employed, the participant will be required to pay the full amount of all employment taxes on his or her compensation, whereas employees are only responsible for 50% of such taxes. In addition, if required to be treated as a self-employed partner, the participant will not be able to participate in certain welfare benefit plans that may be maintained by the Partnership or its affiliates, such as so-called “cafeteria” plans, and the cost of employer-provided health and life insurance benefits will be includible in the participant’s taxable income (but may also be deductible to a limited extent). To date, the Internal Revenue Service has not issued definitive guidance regarding the treatment of wages paid to partner-employees. We presently do not intend to treat participants who receive units in the Partnership as self-employed partners with respect to the wages paid to such participants.

Section 409A of the Code. Certain awards under the Long-Term Incentive Plan may be considered “non-qualified deferred compensation” for purposes of Section 409A of the Code, which imposes certain additional requirements regarding the payment of deferred compensation. Generally, if at any time during a taxable year a non-qualified deferred compensation plan fails to meet the requirements of Section 409A of the Code, or is not operated in accordance with those requirements, all amounts deferred under the non-qualified deferred compensation plan for the taxable year and all preceding taxable years, by or for any participant with respect to whom the failure relates, are includible as ordinary income of the participant for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included as ordinary income. If a deferred amount is required to be included as ordinary income under Section 409A of the Code, the amount also may be subject to interest and an additional income tax. The interest imposed is equal to the interest at the underpayment rate plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture. The additional income tax is equal to 20% of the compensation required to be included in ordinary income.

Tax Consequences to the Partnership

The Partnership (or one of its affiliates) generally will be entitled to a deduction in an amount equal to the compensation income recognized by the participant under Section 83 of the Code.

Other Considerations.

The Long-Term Incentive Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code.

New Plan Benefits

The number of awards that our General Partner’s named executive officers, directors, other executive officers and other employees may receive under the Long-Term Incentive Plan is determined in the discretion of the Compensation and Governance Committee, and the Compensation and Governance Committee has not made any determination to make future grants to any persons under the Long-Term Incentive Plan as of the date of April 25, 2011. Therefore, it is not possible to determine the future benefits that will be received by participants under the Long-Term Incentive Plan. Furthermore, because all awards under the Long-Term Incentive Plan are discretionary, it is not possible to determine what awards would have been granted during the prior fiscal year had the Long-Term Incentive Plan been in effect at that time.

Certain tables below under the general heading “Compensation Discussion and Analysis,” including the Summary Compensation Table, Grants of Plan-Based Awards Table, Outstanding Equity Awards at Fiscal Year-End Table, Option Exercises and Stock Vested Table and Equity Compensation Plan Information Table set forth information with respect to prior awards granted to our General Partner’s individual named executive officers under the Long-Term Incentive Plan.

The following table provides information as of April 25, 2011, with respect to awards granted under the Long-Term Incentive Plan to our General Partner’s individual executive officers, directors and other groups since the inception of the Original Plan in 2006.

Awards Granted Under Long-Term Incentive Plan

Since Inception of Plan through April 25, 2011

Name and Position	Number of Units Underlying Option Grants	Number of Units Underlying Unit- Based Award Grants
Randall H. Breitenbach, President	—	964,535
Halbert S. Washburn, Chief Executive Officer	—	964,535
James G. Jackson, Chief Financial Officer	—	460,050
Mark L. Pease, Chief Operating Officer	—	469,847
Gregory C. Brown, General Counsel	—	429,665
W. Jackson Washburn, Senior Vice President—Business Development	—	175,399
All Current Executive Officers as a Group	—	3,878,946
All Directors who are not Executive Officers as a Group	—	219,428
John R. Butler, Jr., Director	—	53,470
Walker C. Friedman, Director	—	13,741
David B. Kilpatrick, Director	—	41,355
Gregory J. Moroney, Director	—	43,651
W. Yandell Rogers, III, Director	—	13,741
Charles S. Weiss, Director	—	53,470
All Employees Who Are Not Executive Officers as a Group	—	1,540,569

If our unitholders do not approve this proposal, the Long-Term Incentive Plan will remain in full force without giving effect to the First Amendment, and the Partnership may continue to grant awards under the Long-Term Incentive Plan.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FIRST AMENDMENT TO THE FIRST AMENDED AND RESTATED BREITBURN ENERGY L.P. 2006

LONG-TERM INCENTIVE PLAN.

PROPOSAL 5:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to examine and report to unitholders on the consolidated financial statements of our Partnership and its subsidiaries for the year ending December 31, 2011. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2006.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement. They also will be available to respond to appropriate questions and inquiries from unitholders.

Unitholder ratification of the selection of PricewaterhouseCoopers LLP as the Partnership’s independent registered public accounting firm is not required by the Partnership Agreement or otherwise. We are doing so because we believe it is a matter of good corporate practice to do so. If the unitholders fail to ratify the selection, the Audit Committee will reconsider the retention of that firm, but may retain such independent auditor. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Partnership and its unitholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2011.

Fees Paid to Independent Registered Public Accounting Firm

For the years ended December 31, 2010 and 2009, consolidated fees billed by our independent registered public accounting firm, PricewaterhouseCoopers LLP, to the Partnership were as follows:

	Year Ended December 31,
Thousands of dollars	2010	2009
Audit fees(1)	$1,623	$1,642
Audit-related fees(2)	—	2
Tax fees(3)	619	314
Other fees(4)	3	3

Total	$2,245	$1,961

(1)	Audit fees represent fees provided for the integrated audits of our annual financial statements, review of our quarterly financial statements and work performed as part of our registration statements.
(2)	Audit-related fees represent fees for the audit of our 401(k) plan.
(3)	Tax fees relate to tax preparation as well as the preparation of Forms K-1 for our unitholders.
(4)	Other fees relate to accounting software fees.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee Charter requires the Audit Committee to approve in advance all audit and non-audit services to be provided by our independent registered public accounting firm. Consistent with the Audit Committee Charter, all services reported in the audit, audit-related, tax and all other fees categories under “Fees Paid to Independent Registered Public Accounting Firm” above were pre-approved by the Audit Committee.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

As with most publicly traded limited partnerships, we do not have a board of directors or employees, but instead our General Partner manages our operations and activities on our behalf. The following table shows information for the executive officers and the members of the Board of our General Partner. Executive officers are not appointed for a specific term and instead serve at the discretion of the Board in their respective offices until they resign, their employment is terminated or they are re-appointed by the Board. Directors generally are elected to three-year terms, or until their successors are duly elected and qualified. The term of the Class I Directors will expire at the annual meeting to be held in 2012. The term of the Class II Directors will expire at the annual meeting to be held in 2013. The directors designated to Class III are serving for an initial term that expires at the Annual Meeting. Successors to the class of directors whose term expires at an annual meeting will be elected for a three-year term, or until their successors are duly elected and qualified.

Name	Age	Position with our General Partner
Halbert S. Washburn	51	Chief Executive Officer
Randall H. Breitenbach	50	President
Mark L. Pease	54	Executive Vice President and Chief Operating Officer
James G. Jackson	46	Executive Vice President and Chief Financial Officer
Gregory C. Brown	59	Executive Vice President and General Counsel
Chris E. Williamson	53	Senior Vice President — Western Division
W. Jackson Washburn	48	Senior Vice President — Business Development
David D. Baker	38	Vice President — Eastern Division
Bruce D. McFarland	54	Vice President and Treasurer
Lawrence C. Smith	57	Vice President and Controller
John R. Butler, Jr.†	72	Director, Chairman of the Board
Walker C. Friedman†	58	Director
David B. Kilpatrick*†	61	Director
Gregory J. Moroney†	59	Director
W. Yandell Rogers, III*†	48	Director
Charles S. Weiss†	58	Director

*	Standing for re-election to the Board.
†	Independent Directors.

Executive Officers of our General Partner

Halbert S. Washburn has been the Chief Executive Officer of our General Partner since April 2010. He served as Co-Chief Executive Officer and a director of our General Partner from March 2006 until April 2010 and was the Chairman of the Board from July 2008 to April 2010. Mr. Washburn is the Co-Chief Executive Officer of and a director of BreitBurn Energy Holdings LLC (“BEH”), the indirect owner of BEC, and is the co-founder and has been the Co-Chief Executive Officer of BEC’s predecessors since 1988. For additional information concerning BEH and BEC, please see “Certain Relationships and Related Transactions — General.” Mr. Washburn is the brother of W. Jackson Washburn, our General Partner’s Senior Vice President — Business Development. Since December 2005, Mr. Washburn has served as a member of the board of directors and the audit and compensation committees of Rentech, Inc., a publicly traded alternative fuels company. He has been a member of the California Independent Petroleum Association since 1995 and served as Chairman of the executive committee of the board of directors from 2008 to 2010. He has also served as a board member, including Chairman of the board of directors, of the Stanford University Petroleum Investments Committee. Mr. Washburn holds a B.S. degree in Petroleum Engineering from Stanford University.

Randall H. Breitenbach has been the President of our General Partner since April 2010. From March 2006 until April 2010, he served as Co-Chief Executive Officer and a director of our General Partner. Mr. Breitenbach also serves as the Co-Chief Executive Officer and the Chairman of the board of directors of BEH, and is the co-founder and has been the Co-Chief Executive Officer of BEC and its predecessors since 1988. For additional information concerning BEH and BEC, please see “Certain Relationships and Related Transactions — General.” Mr. Breitenbach currently serves as a Trustee and is Chairman of the governance and nominating committee for Hotchkis and Wiley Funds, which is a mutual funds company. He has also served as a board member, including Chairman of the board of directors, of the Stanford University Petroleum Investments Committee. Mr. Breitenbach holds both a B.S and M.S. degree in Petroleum Engineering from Stanford University and an M.B.A. from Harvard Business School.

Mark L. Pease has been the Chief Operating Officer and an Executive Vice President of our General Partner since December 2007. Mr. Pease also serves as the Chief Operating Officer of BEH. Prior to joining our General Partner, Mr. Pease served as Senior Vice President, E&P Technology & Services for Anadarko Petroleum, an international and domestic oil and natural gas exploration and production company (“Anadarko”). Mr. Pease joined Anadarko in 1979 as an engineer, and served as Senior Vice President, North America from 2004 to 2006 and as Vice President, U.S. Onshore and Offshore from 2002 to 2004. Mr. Pease obtained a B.S. in Petroleum Engineering from the Colorado School of Mines.

James G. Jackson has been the Chief Financial Officer of our General Partner since July 2006 and an Executive Vice President since October 2007. Mr. Jackson also currently serves as the Chief Financial Officer of BEH. Before joining our General Partner, Mr. Jackson served as Managing Director of the Global Markets and Investment Banking Group for Merrill Lynch & Co., a global financial management and investment banking firm. Mr. Jackson joined Merrill Lynch in 1992 and was elected Managing Director in 2001. Previously, Mr. Jackson was a Financial Analyst with Morgan Stanley & Co. from 1986 to 1989 and was an Associate in the Mergers and Acquisitions Group of the Long-Term Credit Bank of Japan from 1989 to 1990. Mr. Jackson obtained a B.S. in Business Administration from Georgetown University and an M.B.A. from the Stanford Graduate School of Business.

Gregory C. Brown has been the General Counsel and Executive Vice President of Land, Legal and Government Affairs of our General Partner since December 2006. Mr. Brown also currently serves as General Counsel and Executive Vice President of Land, Legal and Government Affairs of BEH. Before joining our General Partner, Mr. Brown was a partner at Bright and Brown, a law firm specializing in energy and environmental law that he co-founded in 1981. Mr. Brown earned a B.A. degree from George Washington University, with Honors, Phi Beta Kappa, and a J.D. from the University of California, Los Angeles. Mr. Brown was Mayor and has served on the City Council of the City of La Canada Flintridge from 2003 to 2011.

Chris E. Williamson has been Senior Vice President — Western Division of our General Partner since January 2008 and previously served as Vice President of Operations since March 2006. Since joining our Predecessor in 1994, Mr. Williamson has served in a variety of capacities. Mr. Williamson served as Vice President — Operations from April 2005 to 2008 and as Business Unit Manager from 1999 to April 2005. Before joining our Predecessor, Mr. Williamson worked for five years as a petroleum engineer for Macpherson Oil Company. Prior to his position with Macpherson, Mr. Williamson worked at Shell Oil Company for eight years holding various positions in Engineering and Operations. Mr. Williamson holds a B.S. in Chemical Engineering from Purdue University.

W. Jackson Washburn has been Senior Vice President — Business Development of our General Partner since April 2009 and previously served as Vice President — Business Development since August 2007. Mr. Washburn also currently serves as Vice President, Real Estate of BEH. Mr. Washburn is the brother of Halbert S. Washburn, our General Partner’s Chief Executive Officer. Since joining BreitBurn Corporation, a predecessor of BEC, in 1992, Mr. Washburn has served in a variety of capacities, and has served as President of BreitBurn Land Company, LLC, a subsidiary of BEC, since 2000. Mr. Washburn obtained a B.A. in Psychology from Wake Forest University.

David D. Baker has been Vice President — Eastern Division of our General Partner since February 2009. Mr. Baker joined our Predecessor in 1999 as a reservoir engineer. Most recently, Mr. Baker was the Vice President — Reservoir Engineering and Central Division of our General Partner. He was the Manager, Reserves and Evaluations, from 2007 to 2008 for BreitBurn Management and was the Manager of Acquisitions from 2004 to 2007, first for BEC and then for BreitBurn Management. Mr. Baker obtained a B.S. degree in Chemical Engineering from Brigham Young University.

Bruce D. McFarland has been the Treasurer of our General Partner since March 2006 and a Vice President since April 2009. Mr. McFarland served as the Chief Financial Officer of our General Partner from March 2006 through June 2006. Mr. McFarland also currently serves as Treasurer of BEH. Since joining our Predecessor in 1994, Mr. McFarland served as Controller and Treasurer for more than five years. Before joining our Predecessor, Mr. McFarland served as Division Controller of IT Corporation and worked at Price Waterhouse as a Certified Public Accountant. Mr. McFarland obtained a B.S. in Civil Engineering from the University of Florida and an M.B.A. from the University of California, Los Angeles.

Lawrence C. Smith has been the Controller of our General Partner since June 2006 and a Vice President since April 2009. Mr. Smith also currently serves as the Controller of BEH. Before joining our General Partner, Mr. Smith served as the Corporate Accounting Compliance and Implementation Manager of Unocal Corporation, which was an oil and natural gas production and exploration development company (“Unocal”), from 2000 through May 2006. Mr. Smith worked at Unocal from 1981 through May 2006 and held various managerial positions in Unocal’s accounting and finance organizations. Mr. Smith obtained a B.B.A. in Accounting from the University of Houston, an M.B.A. from the University of California, Los Angeles, and is a Certified Public Accountant.

Directors of our General Partner

John R. Butler, Jr. has been a member of the Board since October 2006. Pursuant to the terms of the Quicksilver Settlement Agreement, Mr. Butler was appointed as the Chairman of the Board in April 2010. Since 1976, Mr. Butler has been Chairman of the board of directors of J.R. Butler and Company, a reservoir engineering company. Mr. Butler has been a member of the board of directors of Anadarko Petroleum Corporation, an international and domestic oil and natural gas exploration and production company, since 1996. He has served on Anadarko’s audit committee since 1996, on its executive committee from 1998 to 2008 and on its nominating and governance committee since 2006. In addition, he currently serves on the boards of directors of the Houston chapter of the National Association of Corporate Directors and the Houston Advanced Research Center, a non-profit corporation. Mr. Butler also was formerly a member of the following boards of directors: Premier Instruments, Inc., makers of oil and gas field metering system; Kelman Technologies Inc., a publicly traded seismic and data management company; Howell Petroleum Corp., a publicly traded oil and gas producer with assets in Wyoming and Montana; and Bayou Resources, an oil and gas exploration company. Mr. Butler was Chairman and Chief Executive Officer of GeoQuest International Holdings, Inc., Senior Chairman of Petroleum Information Corp., and Vice Chairman of Petroleum Information/Dwights, L.L.C., suppliers of commercial petroleum data and information services, until 1997. He is a member of the Society of Petroleum Evaluation Engineers and was Chairman of the Society of Exploration Geophysicists Foundation until December 2001. He has a B.S. in Chemical Engineering from Stanford University. Mr. Butler has also completed courses at, among other institutions, Harvard University, Columbia University and the National Association of Corporate Directors, designed to educate and prepare public directors for serving on audit committees.

Mr. Butler’s more than 40 years of experience in the oil and gas industry provides him with a keen understanding of the operations of the Partnership and an in-depth knowledge of our industry. Serving as Chairman of the board of directors of J.R. Butler and Company and having served as Chairman and Chief Executive Officer of GeoQuest International Holdings, Inc., Senior Chairman of Petroleum Information Corp., and Vice Chairman of Petroleum Information/Dwights, L.L.C., Mr. Butler offers a wealth of management experience and business understanding. Mr. Butler’s services on the board of directors and committees of Anadarko and other public company boards of directors allow him to provide the Board with a variety of perspectives on corporate governance and other issues.

Walker C. Friedman was appointed to the Board in April 2010 pursuant to the terms of the Quicksilver Settlement Agreement. Mr. Friedman is a partner at Friedman, Suder & Cooke, P.C., a law firm located in Fort Worth, Texas, specializing in business litigation, that he co-founded in 1992. Currently, he is also the Chair of the Litigation Section of the State Bar of Texas and a member of the Eldon B. Mahon Inn of Court, the Tarrant County and American Bar Associations, and the State Bar of Texas. Mr. Friedman was named as a “Texas Super Lawyer” by Texas Monthly Magazine from 2003 through 2009 and is a former president of the Tarrant County Civil Trial Lawyers Association. Prior to 1992, Mr. Friedman practiced law at the Fort Worth firm of Law, Sankard & Gambill. He was the Chairman of the Fort Worth Mobility and Air Quality Advisory Committee from 2005 to 2008 and the Chairman and an executive committee member of the Fort Worth Transportation Authority from 1993 to 1999. Mr. Friedman currently serves on the board of directors of WRB Trucking Company, LLC, a Fort Worth based private shipping and storage company. He also serves as a trustee to the Mary Potishman Lard Trust and the Amon Carter Museum. Mr. Friedman received his J.D. from Southern Methodist University in 1977, after receiving his B.A. from University of Texas at Austin.

Mr. Friedman has over 30 years of experience representing companies involved in the oil and gas industry and litigating complex business matters. His years of experience advising boards of directors on risk and liability issues allow him to provide the Board insight into the management of those matters. He also brings a depth of knowledge of the oil and gas industry through his representation of businesses in the industry.

David B. Kilpatrick has been a member of the Board since March 2008 and is currently the Chairman of the Compensation and Governance Committee. Mr. Kilpatrick has been the President of Kilpatrick Energy Group, which invests in oil and gas ventures and provides executive management consulting services, since 1998. Mr. Kilpatrick currently serves on the board of directors and is Chairman of the audit committee of Cheniere Energy, Inc., an owner, operator and developer of liquefied natural gas receiving terminals. He also served on the boards of directors and the audit committees of PYR Energy, an acquisition, exploration, and oil and gas production company with projects in the United States and Canada from 2001 to 2007 and of Whittier Energy Corporation, an oil and gas exploration and production company, from 2004 to 2007. Mr. Kilpatrick brings to the Board over 30 years of executive, managerial and operating experience in the oil and gas industry and extensive experience in technical and economic evaluations of acquisitions and investment proposals. He was the President and Chief Operating Officer of Monterey Resources, Inc., an independent oil and gas producer in California, from 1996 to 1998 and held various positions at Santa Fe Energy Resources, a worldwide oil and gas exploration and development company, from 1983 to 1996. He has a B.S. in Petroleum Engineering from the University of Southern California (“USC”) and a B.A. in Geology and Physics from Whittier College. Mr. Kilpatrick has also attended post-graduate courses at the graduate school of business administration at USC and professional courses in business and management at USC, the Wharton School at the University of Pennsylvania and Cornell University. He was the President of the California Independent Petroleum Association from 1992 to 1994 and is currently serving on its board of directors. Mr. Kilpatrick also currently serves on the board of directors of the Independent Oil Producers Agency and has served on the board of directors of the Western States Petroleum Association. He is a member of the Society of Petroleum Engineers, the American Association of Petroleum Geologists and the American Petroleum Institute.

Mr. Kilpatrick has a distinguished career as an executive in the oil and gas industry. His more than 30 years of management experience in the oil and gas industry provides Mr. Kilpatrick with a keen understanding of our operations and an in-depth knowledge of our industry. Mr. Kilpatrick’s services on the board of directors and audit committee of Cheniere Energy and other public company boards of directors allow him to provide the Board with a variety of perspectives on corporate governance and other issues.

Gregory J. Moroney has been a member of the Board since October 2006. He also served on the board of directors of the general partner of BEC from 2004 to 2008. Currently, Mr. Moroney is the Managing Member and Owner of Energy Capital Advisors, LLC, which assists independent energy companies and energy fund managers in raising funds privately, a position he has held since January 2003. Since June 2005, he has also been a Senior Financial Consultant for Ammonite Resources LLC, a petroleum and mineral consulting company. Mr. Moroney currently serves on the board of directors and is a member of the audit and remuneration and nominating committees of Xcite Energy Limited, BVI, a publicly traded oil exploration and development company. Mr. Moroney served as Managing Director for Deutsche Bank Securities Inc. from 1993 to December 2002 where he supervised and managed a large oil and gas mezzanine loan portfolio with commodity hedges and originated more than $10 billion of energy related project loans. Prior to this, Mr. Moroney was with Citicorp/Citibank from 1977 to 1993 in Calgary, Toronto and New York. At Citibank, Mr. Moroney managed large energy loan portfolios and worked in a variety of finance areas, including capital markets, energy hedging, acquisition loan syndications, project finance, debt restructuring and mergers and acquisitions. In 1992, Mr. Moroney also obtained a Series 7/General Securities license from what is now the Financial Industry Regulatory Authority. He graduated with a B.A. from Yale University.

Mr. Moroney brings to the Board over 25 years of experience as an energy finance specialist. His extensive training in the review and analysis of financial statements, energy asset valuations, capital structures and capital markets, as well as his experience with the creation and review of corporate budgets, management goals, compensation and staffing issues provides a valuable perspective and insights to the Board and the Audit Committee. Serving on the board of directors and committees of Xcite Energy, Mr. Moroney also brings directorial and governance experience to the Board.

W. Yandell Rogers, III was appointed to the Board in April 2010 pursuant to the terms of the Quicksilver Settlement Agreement. Since 2008, Mr. Rogers has been the Chief Executive Officer of Lewiston Atlas Ltd., a privately-owned holding company with investments in service, manufacturing and oil and gas interests. He has been a member of the board of directors of Quicksilver since 1999. Quicksilver is an exploration and production company engaged in the development and production of long-lived natural gas and oil properties onshore North America. He has served on its compensation committee and audit committee since 1999, on its nominating and corporate governance committee since 2003, on its health, safety and environment committee since 2007 and as its presiding non-management director since 2009. From 2002 to 2008, Mr. Rogers served as Chief Executive Officer of Priest River Ltd., a privately-owned holding company with investments in service, manufacturing and oil and gas interests. He served as Chief Executive Officer of Ridgway’s, Inc., one of the leading providers of reprographics to the engineering and construction industries, from 1997 to 2002. Mr. Rogers received a B.B.A. in finance from Southern Methodist University in 1986.

Mr. Rogers brings to the Board 20 years of experience as an executive officer. Having served on the board of directors of a public oil and gas exploration and production company for 12 years, he also brings a depth of public company experience in corporate governance, executive compensation and oil and gas matters.

Charles S. Weiss has been a member of the Board and Chairman of the Audit Committee since October 2006. Mr. Weiss served as lead independent director of the Board from July 2008 until April 2010. He is a Founder and Managing Partner of JOG Capital Inc., a provider of private equity to Canadian exploration and production companies, a position that he has held since July 2002. Mr. Weiss currently serves on the boards of directors of JOG Capital Inc. and the National Forest Foundation, a non-profit foundation promoting the United States National Forest System. He previously served on the boards of directors and audit committees of three oil and gas companies from 2007 to 2009: Exshaw Oil Corp., Masters Energy Inc., and Livingston Energy Ltd. Mr. Weiss also served on the reserve committees at Masters Energy and Exshaw Oil. In addition, Mr. Weiss served as Managing Director and Head of Royal Bank of Canada’s Capital Markets Energy Group from October 2002 through May 2006. From June 2001 to July 2002, Mr. Weiss pursued various investment opportunities, which included the establishment of JOG Capital Inc. Previously, he was the Managing Director and Head of the Energy and Power Group with Bank of America Securities from 1998 to June 2001. Mr. Weiss obtained a B.A. in Physics from Vanderbilt University and an M.B.A. from the University of Chicago Graduate School of Business.

Mr. Weiss brings to the Board extensive management and operating experience in the oil and gas industry. His experience as the Founder and Managing Partner of JOG Capital and previously as the Managing Director and Head of Royal Bank of Canada’s Capital Markets Energy Group make him a valuable contributor to the Board. Having served on the board of directors and audit committees of three oil and gas companies from 2007 to 2009, Mr. Weiss also brings considerable directorial and governance experience to the Board. Given his expertise in finance and accounting, Mr. Weiss has been determined to be an audit committee financial expert by the Board.

GOVERNANCE MATTERS

General

The General Partner manages our operations and activities on our behalf. Prior to June 17, 2008, the membership interests in our General Partner were held by BreitBurn Management. In addition, prior to that date, 95.55% of the membership interests in BreitBurn Management were held by Provident and the remaining 4.45% of the membership interests in BreitBurn Management were held by BreitBurn Corporation. On June 17, 2008, we, BreitBurn Corporation, BreitBurn Management, Provident and certain of its subsidiaries completed a series of transactions (the “Purchase, Contribution and Partnership Transactions”), pursuant to which, among other things, our General Partner and BreitBurn Management became our wholly-owned subsidiaries. In connection with such transactions, our General Partner adopted Amendment No. 1 to the Partnership Agreement to provide that our limited partners holding common units have the right to nominate and vote in the election of directors to the Board.

The Partnership Agreement provides that an annual meeting of the limited partners for the election of directors to the Board will be held in July of each year or at such other date and time as may be fixed from time to time by our General Partner. At the Annual Meeting, the limited partners will vote together as a single class for the election of two directors (our Class III Directors) to the Board. At each annual meeting, the limited partners entitled to vote will elect by a plurality of the votes cast at such meeting persons to serve on the Board who are nominated in accordance with the provisions of the Partnership Agreement.

With respect to the election of directors to the Board, (1) we and our General Partner will not be entitled to vote common units that are otherwise entitled to vote at any meeting of the limited partners, and (2) with the exception of Quicksilver, if at any time any person or group beneficially owns 20% or more of the Outstanding Partnership Securities (as defined in the Partnership Agreement) of any class then outstanding, then all Partnership Securities (as defined in the Partnership Agreement) owned by such person or group in excess of 20% of the Outstanding Partnership Securities of the applicable class may not be voted, and in each case, the foregoing common units will not be counted when calculating the required votes for such matter and will not be deemed to be Outstanding (as defined in the Partnership Agreement) for purposes of determining a quorum for such meeting. Such common units will not be treated as a separate class of Partnership Securities for purposes of the Partnership Agreement. Pursuant to the Quicksilver Settlement Agreement, Quicksilver will not be subject to the 20% limitation described above with respect to the common units currently held by Quicksilver. The number of directors constituting the whole Board may not be less than five or more than nine as established from time to time by a resolution adopted by a majority of the directors. However, pursuant to the Quicksilver Settlement Agreement, the total number of directors cannot be increased to more than six without Quicksilver’s consent. The Board has been divided into three classes, Class I, Class II and Class III. The term of the Class I Directors will expire at the annual meeting to be held in 2012. The term of the Class II Directors will expire at the annual meeting to be held in 2013. The directors designated to Class III are serving for an initial term that expires at the Annual Meeting. Successors to the class of directors whose term expires at an annual meeting will be elected for a three-year term.

Quicksilver has agreed to vote in favor of the Class III Directors nominated by the Board for election at the Annual Meeting.

The Board; Leadership Structure; Executive Sessions

The Board currently has a total of six members. At present, the directors and the class in which each such director is a member are designated as follows:

•	John R. Butler, Jr. — Class I;

•	Gregory J. Moroney — Class I;

•	Walker C. Friedman — Class II;

•	Charles S. Weiss — Class II;

•	David B. Kilpatrick — Class III; and

•	W. Yandell Rogers, III — Class III.

Pursuant to the terms of the Quicksilver Settlement Agreement, Halbert S. Washburn and Randall H. Breitenbach resigned from the Board in April 2010. We and Quicksilver agreed that keeping the size of the Board limited to six individuals was cost effective, and Messrs. Halbert S. Washburn and Breitenbach will remain involved with the Board so that the Partnership will continue to benefit from their knowledge and experience. In addition, Quicksilver designated, and the Board appointed, Messrs. Friedman and Rogers. Of the two directors selected by Quicksilver pursuant to the Quicksilver Settlement Agreement, at least one must qualify as an independent director and the other designee must be a current member of the board of directors of Quicksilver other than a member of Quicksilver’s management and must be independent of Quicksilver. If no member of the Quicksilver board of directors is eligible to serve as a designee, then Quicksilver is entitled to designate an independent director, subject to the approval of the independent members of the Board (other than the Quicksilver designees). Both Mr. Friedman and Mr. Rogers qualify as independent directors. Mr. Rogers is currently serving as an independent director on the board of directors of Quicksilver and is not a member of Quicksilver’s management. The number of directors that may be designated by Quicksilver as described above will be reduced if Quicksilver’s ownership of common units is reduced below certain amounts. For additional information regarding the Quicksilver Settlement Agreement, please see “Certain Relationships and Related Transactions — Quicksilver Settlement Agreement.”

In April 2010, the Board separated the positions of Chairman of the Board and Chief Executive Officer and appointed Mr. Butler, an independent director, as Chairman. Separating these positions allows our Chief Executive Officer to focus on the day-to-day business and operations of the Partnership, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. The Board recognizes the time, effort, and energy that the Chief Executive Officer must devote to his position in the current business environment, as well as the commitment necessary to serve as Chairman of the Board. While we are required pursuant to the terms of the Quicksilver Settlement Agreement to separate the chairman and chief executive positions, the Board also believes that having an independent director serve as Chairman is the appropriate leadership structure for the Partnership at this time.

Our directors meet in executive sessions on a regular basis and hold executive sessions with both internal and external auditors as well as members of management.

Director Independence

Even though most companies with securities listed on The NASDAQ Stock Market LLC are required to have a majority of independent directors serving on the board of directors, The NASDAQ Stock Market LLC does not require a listed limited partnership like us to have a majority of independent directors on the Board. However, at present, we meet this requirement. The Board has determined that all of its members — Messrs. Butler, Friedman, Kilpatrick, Moroney, Rogers and Weiss — meet the independence standards established by The NASDAQ Stock Market LLC.

Board Committee Composition

The Board has two standing committees: the Audit Committee and the Compensation and Governance Committee. The Audit Committee and the Compensation and Governance Committee each have a charter, which is available in the “About BreitBurn — Corporate Governance” section of our website at http://www.breitburn.com.

Audit Committee

The members of the Audit Committee are Messrs. Friedman, Kilpatrick, Moroney and Weiss. The NASDAQ Stock Market LLC and SEC rules require that the Audit Committee be comprised of at least three directors determined to be independent according to particular rules that apply to members of the Audit Committee. The Board has determined that Messrs. Friedman, Kilpatrick, Moroney and Weiss meet these independence standards. The Board has also determined that one member of the Audit Committee, Mr. Weiss, qualifies as an “Audit Committee Financial Expert” as defined by SEC rules.

The Audit Committee’s primary functions are to assist the Board with respect to:

•	the review of the financial statements and the financial reporting of the Partnership;

•	the assessment of the Partnership’s internal controls;

•	the appointment, compensation and evaluation of the external auditor and the oversight of the external audit process;

•	the performance of the Partnership’s internal audit function;

•	the review and approval on an ongoing basis of all material related party transactions required to be approved by the Board;

•	the resolution of any conflicts of interest with our General Partner and its affiliates;

•	oversight of risk management at the Partnership; and

•	the preparation of the Audit Committee report included in this proxy statement.

As provided in the Partnership Agreement, the Board may rely on the Audit Committee, acting as the Conflicts Committee under the Partnership Agreement, to determine if the resolution of a conflict of interest with our affiliates is fair and reasonable to us. Any matters approved by the Audit Committee in good faith will be permitted and deemed approved by all of our partners and not a breach by our General Partner of any duties it may owe us or our unitholders. For the period from January 1, 2010 through December 31, 2010, there were no conflicts of interest presented to the Audit Committee on which it took action.

Compensation and Governance Committee

The members of the Compensation and Governance Committee are Messrs. Kilpatrick, Moroney, Rogers and Weiss. The Compensation and Governance Committee’s primary functions are to:

•	review and approve the compensation of our executive officers and directors;

•	review the executive compensation disclosure to be included in our Annual Report on Form 10-K and proxy statement;

•	determine and make grants under the Long-Term Incentive Plan;

•	review management’s recommendations for employee compensation and benefits;

•	assist the Board in corporate governance matters; and

•	recommend to the Board new candidates for election to the Board and assist the Board in evaluating the performance of its members.

The Chief Executive Officer and President of our General Partner also participate in the compensation process by: (1) providing evaluations of other executive officers; (2) presenting overall results of the Partnership’s performance based upon the achievements of each functional department; (3) in some years, reviewing peer group information and compensation recommendations and providing feedback regarding the potential impact to the Partnership; and (4) participating in Compensation and Governance Committee meetings at the invitation of the committee, subject to exclusion from certain meetings or portions thereof intended to be exclusive of management. The Chief Financial Officer of our General Partner evaluates the financial implications and affordability of compensation programs. Other executive officers may periodically participate in the compensation process and Compensation and Governance Committee meetings at the invitation of the committee to advise on performance and/or activity in areas with respect to which these executive officers have particular knowledge or expertise. Additional information regarding the Compensation and Governance Committee’s processes and procedures for the consideration and determination of executive compensation are discussed in “Compensation Discussion and Analysis” below.

Compensation Committee Interlocks and Insider Participation

During 2010, our Compensation and Governance Committee was comprised of the following independent directors: Messrs. Kilpatrick, Moroney, Rogers and Weiss. None of the members of our Compensation and Governance Committee (i) was an officer or employee of the Partnership or of our General Partner, (ii) was formerly an officer of the Partnership or of our General Partner or (iii) had any relationship requiring disclosure under the SEC’s rules governing disclosure of related person transactions (Item 404 of Regulation S-K). Additionally, no executive officer of our General Partner served as a member of the compensation committee or as a director of any entity where an executive officer of such entity is a member of the Board or our Compensation and Governance Committee, except that Messrs. Halbert S. Washburn and Breitenbach served as directors of BEH.

Board and Committee Meetings

From January 1, 2010 through December 31, 2010, the Board had eight regularly scheduled and special meetings, our Audit Committee had seven meetings (including one special meeting as the Pricing Committee in connection with an offer of securities by the Partnership), and our Compensation and Governance Committee had seven meetings. None of our directors attended fewer than 75% of the aggregate number of meetings of the Board and committees of the Board on which the director served.

Board Nominations; Consideration of Diversity

Nominations of persons for election to the Board may be made at an annual meeting of the limited partners only (1) pursuant to our General Partner’s notice of meeting (or any supplement thereto), (2) by or at the direction of the Board or any committee thereof, or (3) by any limited partner who was a record holder at the time the notice provided for in the Partnership Agreement is delivered to our General Partner, who is entitled to vote at the meeting and who complies with the notice procedures set forth in the Partnership Agreement.

The entire Board is responsible for nominating members for election to the Board and filling vacancies on the Board that may occur between annual meetings. The Board believes that all directors must possess a considerable amount of business management (such as experience as an executive), financial background, oil and gas related business experience and public company or partnership experience. The Compensation and Governance Committee is responsible for identifying, screening and recommending candidates to the entire Board for prospective Board membership. When searching for new candidates, the Compensation and Governance Committee will consider the evolving needs of the Board and will search for candidates that fill any current or anticipated future needs. The Compensation and Governance Committee first will consider a candidate’s management and business experience and then consider issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing unitholder value when considering director candidates. The Compensation and Governance Committee also will consider diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The Compensation and Governance Committee does not have a formal policy with respect to diversity. However, the Board and the Compensation and Governance Committee believe that it is essential that

Board members represent diverse viewpoints. In considering candidates for the Board, the Compensation and Governance Committee will consider the entirety of each candidate’s credentials and qualifications in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board will also be considered.

Nomination of Director Candidates by Unitholders

Unitholders of record may nominate directors for election to the Board at any annual meeting; provided that they comply with the requirements described below and in the section of this proxy statement entitled “Proposals for the Next Annual Meeting.” While we do not have a policy that specifically addresses the consideration of director candidates recommended by unitholders, there would be no differences in the manner and criteria by which the Compensation and Governance Committee and the Board evaluate director candidates recommended by unitholders and those recommended by other sources.

For any nominations brought before an annual meeting by a unitholder, the unitholder must give timely notice thereof in writing to our General Partner. The notice must contain certain information as described in the Partnership Agreement. To be timely, a unitholder’s notice must be delivered to our General Partner not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the unitholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Partnership or our General Partner).

In the event that the number of directors to be elected to the Board is increased effective at an annual meeting and there is no public announcement by the Partnership or our General Partner naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a limited partner’s notice will also be considered timely, but only with respect to nominees for the additional directorships, if it is delivered to our General Partner not later than the close of business on the 10th day following the day on which such public announcement is first made by the Partnership or our General Partner.

Nominations of persons for election to the Board also may be made at a special meeting of limited partners at which directors are to be elected in accordance with the provisions of the Partnership Agreement.

Only such persons who are nominated in accordance with the procedures set forth in the Partnership Agreement will be eligible to be elected at an annual or special meeting of limited partners to serve as directors. Notwithstanding the foregoing, unless otherwise required by law, if the unitholder (or a qualified representative of the unitholder) does not appear at the annual or special meeting of limited partners to present a nomination, such nomination will be disregarded notwithstanding that proxies in respect of such vote may have been received by our General Partner or the Partnership.

In addition to the provisions described above and in the Partnership Agreement, a unitholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder; provided however, that any references in the Partnership Agreement to the Exchange Act or the rules promulgated thereunder are not intended to and do not limit any requirements applicable to nominations pursuant to the Partnership Agreement, and compliance with the Partnership Agreement is the exclusive means for a limited partner to make nominations.

Because our first annual meeting of limited partners was held last year, on July 29, 2010, and because the Annual Meeting is being held more than 30 days before July 29, 2011, for purposes of the Annual Meeting, a unitholder’s notice of nominations of persons for election to the Board would be considered timely if such notice was delivered to our General Partner not later than the close of business on March 25, 2011 (i.e., 90 days before the date of the Annual Meeting), nor earlier than the open of business on February 23, 2011 (i.e., 120 days before the date of the Annual Meeting). The public announcement of an adjournment, postponement or extension of the Annual Meeting will not commence a new time period (or extend any time period) for the giving of a unitholder’s notice as described above.

The Board’s Role in Risk Oversight

While the Board has the ultimate oversight responsibility for the risk management process, certain committees also have responsibility for risk management. On behalf of the Board, the Audit Committee plays a key role in the oversight of the Partnership’s risk management function. The Audit Committee reviews our risk management policies, any major financial risks and the steps taken by management to monitor and control those risks. The Audit Committee also oversees the Partnership’s Risk Management Committee (the “RMC”) comprised of our General Partner’s Chief Executive Officer, President, Chief Financial Officer, General Counsel and Treasurer, each of whom supervises day-to-day risk management throughout the Partnership. The RMC is not a committee of the Board. The RMC assists the Partnership in identifying potential material risks and implementing appropriate mitigation measures. Members of the RMC meet formally at least once a month, to review and monitor potential risks, including commodity and interest rate hedging risk, counterparty credit exposure risk, financial risk and insurance policy structure and indemnity arrangements. The RMC reports directly to the Audit Committee. The Audit Committee’s role in the Partnership’s risk oversight process includes receiving at least quarterly reports from members of the RMC on areas of material risk to the Partnership, including operational, financial, legal and regulatory, and strategic risks and highlighting any new risks the RMC has identified that may have arisen since they last met. The Audit Committee receives these reports from management to enable it to understand our risk identification, risk management and risk mitigation strategies. The Compensation and Governance Committee oversees risk management as it relates to our compensation plans, policies and practices and has met with management to review whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on the Partnership. The Board is advised by the committees of significant risks and management’s response via periodic updates.

Unitholder Communications Policy

To ensure that the Partnership has in place policies and programs that enable the Partnership to communicate effectively and in a timely manner with its unitholders, other stakeholders, analysts and the public generally, the Board has adopted the Disclosure Policy of the Partnership and the General Partner (the “Disclosure Policy”). The Disclosure Committee established under the Disclosure Policy reports annually to the Compensation and Governance Committee with respect to any desirable changes to the Disclosure Policy and with respect to compliance with the policy in order to ensure its objectives are being achieved and that the Disclosure Committee is effectively implementing the policy.

Any unitholder of the Partnership may contact the Board (including any individual director) by email at directors@breitburn.com or in writing c/o the Corporate Secretary at the Partnership’s corporate headquarters at 515 South Flower Street, Suite 4800, Los Angeles, CA 90071. Matters relating to the Partnership’s accounting, internal accounting control or audit matters will be referred to the Audit Committee, communications addressed to individual directors will be forwarded to the applicable addressee(s), and other matters will be referred to the Chairman of the Board.

Director Attendance at Annual Meetings of Limited Partners

We believe that there are benefits to having members of the Board attend annual meetings of limited partners. From time to time, however, a member of the Board might have a compelling and legitimate reason for not attending an annual meeting. As a result, the Board has decided that director attendance at annual meetings should be strongly encouraged, but is not required. All members of the Board attended our annual meeting of limited partners held on July 29, 2010.

Code of Conduct

The Board has adopted a Code of Business Conduct (the “Code of Conduct”), which includes a series of corporate governance principles applicable to all our and our General Partner’s employees, officers and directors, and is designed to affirm our high standards of business conduct and to emphasize the importance of integrity and honesty in the conduct of our business. We believe that the ethical foundations outlined in our Code of Conduct are critical to our ongoing success. The Code of Conduct is distributed to all of our employees and is posted in the “About BreitBurn — Corporate Governance” section of our website at http://www.breitburn.com.

Code of Ethics for Financial Employees

We have adopted a Code of Ethics for Chief Executive Officers and Senior Officers, which applies to our General Partner’s Chief Executive Officer, President, Chief Financial Officer, Controller, Chief Operating Officer, General Counsel and all other Vice Presidents and senior officers of the General Partner (the “Code of Ethics”). The Code of Ethics complies with the rules of the SEC and Rule 406 of the Sarbanes-Oxley Act of 2002. The Code of Ethics is intended to deter wrongdoing and to promote honest and ethical conduct by such officers. The Code of Ethics is posted in the “About BreitBurn — Corporate Governance” section of our website at http://www.breitburn.com.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Partnership’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements contained in the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010. During the year ended December 31, 2010, the Audit Committee was chaired by Charles S. Weiss and also included Walker C. Friedman., David B. Kilpatrick and Gregory J. Moroney. Beginning in April 2010, Walker C. Friedman formally replaced John R. Butler, Jr. on the Audit Committee. Accordingly, Mr. Butler did not participate in the reviews and discussions referred to below.

PricewaterhouseCoopers LLP, the Partnership’s independent registered public accounting firm, is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee reviewed and discussed with PricewaterhouseCoopers LLP their judgment as to the quality, not just the acceptability, of the Partnership’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication with those Charged with Governance, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. This included (a) the auditor’s judgment about the quality, not just the acceptability, of the accounting principles as applied in our financial reporting, (b) the methods used to account for significant unusual transactions, (c) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus, (d) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates and (e) disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and disclosures in the financial statements. The Audit Committee received written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted in Rule 3600T), and has discussed with PricewaterhouseCoopers LLP its independence from management and the Partnership.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2010 be included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.

The Audit Committee:

Charles S. Weiss, Chairman

Walker C. Friedman

David B. Kilpatrick

Gregory J. Moroney

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires the directors and executive officers of our General Partner, and persons who own more than 10% of a registered class of our equity securities, to file reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership on Form 4 or Form 5 with the SEC. Based solely on our review of the reporting forms and written representations provided to us from the individuals required to file reports, we believe that each of our executive officers and directors has complied with the applicable reporting requirements for transactions in our securities during the year ended December 31, 2010, except as follows: Messrs. Butler, Kilpatrick, Moroney and Weiss each reported one day late their respective grants of phantom units on January 29, 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General

As of April 25, 2011, affiliates of our General Partner, including directors and executive officers of our General Partner (excluding Quicksilver), owned 1,655,335 common units representing a 2.8% limited partner interest in us. With Quicksilver’s ownership included, affiliates of our General Partner owned 17,268,356 common units representing a 29.25% limited partner interest in us.

On August 26, 2008, members of our senior management, in their individual capacities, together with Metalmark Capital Partners (“Metalmark”), Greenhill Capital Partners (“Greenhill”) and a third-party institutional investor, completed the acquisition of BEC, our Predecessor. This transaction included the acquisition of a 96.02% indirect interest in BEC previously owned by Provident and the remaining indirect interests in BEC previously owned by Randall H. Breitenbach, Halbert S. Washburn and other members of our senior management. BEC was an indirectly owned subsidiary of Provident. The indirect interests in BEC previously owned by Randall H. Breitenbach, Halbert S. Washburn and other members of our senior management were exchanged in a transaction for interests in a newly formed limited liability company (BEH) that now controls BEC. Certain members of senior management invested additional funds to acquire membership interests in BEH.

Mr. Willis Jackson Washburn, who is the brother of Mr. Halbert S. Washburn, is an employee of BreitBurn Management and serves as an officer of our General Partner and of BEH, the indirect owner of BEC.

Pursuant to a transition services agreement through March 2008, Quicksilver provided to us services for accounting, land administration, and marketing and charged us $0.9 million for the first quarter of 2008. These charges were included in general and administrative expenses on the consolidated statements of operations. Quicksilver also buys natural gas from us in Michigan. For the year ended December 31, 2010, total net gas sales to Quicksilver were approximately $3.4 million and the related receivable as of December 31, 2010 was $0.7 million.

Distributions and Payments to Affiliates of Our General Partner

We will generally distribute all our available cash to all unitholders, including affiliates of our General Partner. Upon our liquidation, our limited partners, including affiliates of our General Partner, will be entitled to receive liquidating distributions according to their particular capital account balances.

Quicksilver Settlement Agreement

On April 5, 2010, the Partnership, our General Partner, Quicksilver, Provident, Halbert S. Washburn and Randall H. Breitenbach entered into the Quicksilver Settlement Agreement, confirming the terms of the original settlement agreement dated February 3, 2010 wherein the parties agreed to settle all claims with respect to the litigation filed by Quicksilver against the Partnership, the General Partner, certain of its subsidiaries and directors and Provident pending in the 48th District Court in Tarrant County, Texas (the “Court”). The Quicksilver Settlement Agreement superseded the original settlement agreement dated February 3, 2010 in its entirety.

Pursuant to the Quicksilver Settlement Agreement, the parties agreed to dismiss all pending claims before the Court and mutually released each party, its affiliates, agents, officers, directors and attorneys from any and all claims arising from the subject matter of the litigation filed by Quicksilver before the Court. On April 6, 2010, the Partnership paid Quicksilver $13 million and expects approximately $11.25 million to be reimbursed by insurance. Provident paid Quicksilver a separate settlement amount.

The terms of the Quicksilver Settlement Agreement, as described below in greater detail, were effective on April 6, 2010 (the “Effective Time”) upon the entry of the final judgment and order of dismissal by the Court

(the “Order”), which, among other things, dismissed the lawsuit in Texas. Pursuant to the Order, the Court held that Amendment No. 1 to the Partnership Agreement, dated as of June 17, 2008, Amendment No. 2 to the Partnership Agreement, dated as of April 7, 2009, and Amendment No. 3 to the Partnership Agreement, dated as of August 27, 2009, were validly adopted and were part of the Partnership Agreement. The Court further held that Revised Amendment No. 1 to the Partnership Agreement, dated as of December 29, 2009, was not part of the Partnership Agreement.

Other terms of the Quicksilver Settlement Agreement are summarized below:

Designation, Nomination and Election of Directors; Management. Pursuant to the Quicksilver Settlement Agreement, there will continue to be six members serving on the Board. As of the Effective Time and as of the date of this proxy statement, the directors include the four continuing independent members serving on the Board, John R. Butler, Jr., Gregory J. Moroney, Charles S. Weiss and David B. Kilpatrick, and two directors designated by Quicksilver, Mr. Walker C. Friedman and Mr. W. Yandell Rogers, III. The Board appointed Mr. Butler as Chairman of the Board. As of the Effective Time, (1) Mr. Halbert S. Washburn and Mr. Breitenbach resigned from the Board of our General Partner, (2) Mr. Breitenbach was appointed President of our General Partner and resigned as Co-Chief Executive Officer of our General Partner, and (3) Mr. Halbert S. Washburn remains as Chief Executive Officer of our General Partner.

Under the Quicksilver Settlement Agreement, of the two directors selected by Quicksilver, at least one must qualify as an independent director and the other designee must be a current member of the board of directors of Quicksilver other than a member of Quicksilver’s management and must be independent of Quicksilver. If no member of the Quicksilver board of directors is eligible to serve as a designee, Quicksilver is entitled to designate an independent director, subject to the approval of the independent members of the Board (other than the Quicksilver designees). Mr. Friedman qualifies as an independent director, and Mr. Rogers is currently serving as an independent director on the board of directors of Quicksilver and is not a member of Quicksilver’s management. Mr. Friedman is in Class II, up for election by the unitholders at the annual meeting to be held in 2013, and Mr. Rogers is in Class III, up for election by the unitholders at the Annual Meeting. Mr. Friedman also has been appointed to the Audit Committee of the Board, and Mr. Rogers has been appointed to the Compensation and Governance Committee of the Board. The Board will nominate the directors designated by Quicksilver (or such substitutes as Quicksilver may designate), each of whom must meet the standards set forth above, as part of the slate of directors nominated by the Board for election by unitholders. The total number of members serving on the Board will not be increased without Quicksilver’s consent. Quicksilver, together with its Controlled Affiliates (as defined in the Quicksilver Settlement Agreement), will vote in favor of the slate of directors nominated by the Board for election by unitholders.

The number of directors that may be designated by Quicksilver as described above will be reduced if Quicksilver’s ownership percentage of common units is reduced. At such time as Quicksilver, together with its Controlled Affiliates, owns fewer than 10% of the common units but at least 2,638,500 common units, one of the directors designated by Quicksilver (as selected by Quicksilver) must tender his or her resignation to the Board effective as of the next annual meeting of limited partners or, if such director’s term is expiring at the next annual meeting of limited partners, such director will, at the option of the Board, not be nominated for reelection. At such time as Quicksilver, together with its Controlled Affiliates, owns fewer than 2,638,500 common units, the remaining director designated by Quicksilver must tender his or her resignation to the Board effective immediately or, if such director’s term is expiring at the next annual meeting of limited partners, such director will, at the option of the Board, not be nominated for reelection. Certain other provisions with respect to the Board and governance will also terminate upon Quicksilver owning less than 10% of the common units.

In order to implement the terms of the Quicksilver Settlement Agreement with respect to the designation, nomination and election of directors, changes to management and the voting rights as described above, on April 5, 2010, the General Partner entered into Amendment No. 4 to the Partnership Agreement (“Amendment No. 4”), and the Partnership entered into the Fourth Amended and Restated Limited Liability Company Agreement of the General Partner (the “Fourth Amended LLC Agreement”), which agreements are described in more detail below.

Voting Rights. Subject to certain exceptions, Quicksilver accepted and agreed not to challenge the voting rights as set forth in the original Amendment No. 1 to the Partnership Agreement, dated June 17, 2008. During the period beginning at the Effective Time and ending when Quicksilver, together with its Controlled Affiliates, owns fewer than 2,638,500 common units (the “Effectiveness Period”), our General Partner has agreed not to effect any amendment to the Partnership Agreement that would restrict in any manner Quicksilver’s rights to vote any or all of its common units in the election of directors or any other matters presented to the unitholders. Our General Partner has withdrawn Revised Amendment No. 1 to the Partnership Agreement, dated December 29, 2009. During the Effectiveness Period, our General Partner will not propose or adopt any new amendment, provision, resolution, or change that would limit, deprive, or restrict Quicksilver’s right to vote all its common units, one vote per unit, on any matter.

Waiver of Voting Cap. The Board has permanently and irrevocably determined that the 20% voting cap limitation in the election of directors set forth in clause (B) of the first sentence of Section 13.4(b)(iii) of the Partnership Agreement does not apply to Quicksilver or its Controlled Affiliates with respect to the common units currently owned by Quicksilver and any units or other voting securities received by Quicksilver or its Controlled Affiliates in respect of such common units currently owned by Quicksilver pursuant to a distribution, rights offering, reclassification or reorganization involving the Partnership or its common units or other voting securities.

Distributions. Pursuant to the Quicksilver Settlement Agreement, the Board approved the reinstitution of regular distributions beginning in the first quarter of 2010 at a minimum amount of $0.375 per common unit, or $1.50 on an annual basis. The Partnership paid the first quarter distribution on May 14, 2010.

Piggyback Rights and Registration Rights Agreement. Pursuant to the Quicksilver Settlement Agreement, Quicksilver will have the right to participate by including its common units in every Equity Offering (as such term is defined in the Quicksilver Settlement Agreement) in an amount up to 20% of the aggregate amount of the securities offered in such Equity Offering (the “Piggyback Right”).

Pursuant to the Quicksilver Settlement Agreement, the Partnership and Quicksilver entered into the First Amendment to the Registration Rights Agreement dated as of November 1, 2007, by and between the Partnership and Quicksilver (as amended, the “Registration Rights Agreement”). The Registration Rights Agreement will exclusively govern the Piggyback Right as it relates to an “Underwritten Offering” (as such term is defined in the Registration Rights Agreement).

With respect to any Equity Offering that is not an Underwritten Offering, Quicksilver and the Partnership have agreed to be bound by certain notice and other provisions contained in the Quicksilver Settlement Agreement. The Piggyback Right set forth in the Quicksilver Settlement Agreement will terminate on the date that is the three month anniversary of the date on which Quicksilver ceases to be an Affiliate (as defined in the Quicksilver Settlement Agreement) of the Partnership.

Voting on Removal of our General Partner. During the Effectiveness Period, with respect to any proposal to remove our General Partner as the general partner of the Partnership, Quicksilver and its Controlled Affiliates may not vote a proportion of their common units in favor of removal that exceeds the proportion of the common units voted in favor of such proposal by the unitholders other than Quicksilver and its Controlled Affiliates as compared to all common units held by the unitholders other than Quicksilver and its Controlled Affiliates.

Quicksilver Standstill. For a period beginning on the Effective Time and ending on the date on which Quicksilver, together with its Controlled Affiliates, ceases to hold at least 10% of the outstanding common units, Quicksilver and its Controlled Affiliates must not:

(i)	engage in any hostile or takeover activities (including by means of a tender offer, soliciting proxies or written consents, other than as recommended by the Board);

(ii)	acquire or propose to acquire additional common units, securities or properties of the Partnership, except pursuant to a distribution, rights offering, reclassification or reorganization involving the Partnership or its common units or other securities that is approved by the Board;

(iii)	call a special meeting of the unitholders; or

(iv)	propose to remove our General Partner as the general partner of the Partnership or, other than in accordance with the provisions of the Quicksilver Settlement Agreement described above under “Voting on Removal of our General Partner,” vote to remove our General Partner as the general partner of the Partnership.

Specifically, without the prior written consent of the Board, Quicksilver and its Controlled Affiliates must not, directly or indirectly:

(i)	acquire any securities or property of the Partnership or any of its Affiliates, except pursuant to a distribution, rights offering, reclassification or reorganization involving the Partnership or its common units or other securities approved by the Board;

(ii)	propose to enter into, directly or indirectly, any merger, consolidation, recapitalization, business combination, partnership, joint venture or similar transaction involving the Partnership or any of its Affiliates, except as permitted by the Quicksilver Settlement Agreement;

(iii)	make or in any way participate in any “solicitation” of “proxies” (as such terms are used in Rule 14a-1 of Regulation 14A under the Exchange Act) or written consents to vote, seek to influence, or advise others with respect to the voting of any voting securities of the Partnership or any of its Affiliates;

(iv)	form, join or participate in a “group” (within the meaning of Section 13(d) of the Exchange Act) with respect to any voting securities of the Partnership or any of its Affiliates;

(v)	act to seek to control or influence the management, Board or policies of the Partnership, except through Quicksilver’s Board designees or as permitted by the Quicksilver Settlement Agreement;

(vi)	propose to remove our General Partner as the general partner of the Partnership or, other than in accordance with the provisions of the Quicksilver Settlement Agreement described above under “Voting on Removal of our General Partner,” vote to remove our General Partner as the general partner of the Partnership;

(vii)	publicly disclose any intent, plan or arrangement inconsistent with the Quicksilver Settlement Agreement; or

(viii)	advise, assist or encourage others in connection with the above.

Quicksilver and its Controlled Affiliates must not sell or transfer in a single transaction or series of related transactions their respective common units without the prior written consent of the Board, except:

(i)	to a party that would not own, individually or as a member of a group, 20% or more of the outstanding common units after such transfer;

(ii)	in connection with a business combination approved by the Board and/or the unitholders;

(iii)	in a bona fide pledge of any voting securities to a financial institution or brokerage firm; or

(iv)	in an underwritten offering where the common units will be widely distributed or would not result in any purchaser in such offering owning, individually or as a member of a group, 20% or more of the outstanding common units after the offering.

Notwithstanding the foregoing, the provisions of the Quicksilver Settlement Agreement described above under “Quicksilver Standstill” do not, and are not intended to:

(i)	prohibit Quicksilver from privately communicating with, including making any offer or proposal to, the Board;

(ii)	restrict in any manner how Quicksilver votes its common units, except as provided in the Quicksilver Settlement Agreement;

(iii)	restrict the manner in which Quicksilver’s designees to the Board (A) may vote on any matter submitted to the Board or the unitholders, (B) participate in deliberations or discussions of the Board (including making suggestions or raising issues to the Board) in their capacity as members of the Board, or (C) may take actions required by their exercise of legal duties and obligations as members of the Board or refrain from taking any action prohibited by their legal duties and obligations as members of the Board; or

(iv)	restrict Quicksilver from selling or transferring any of its common units to any Affiliate or successor of Quicksilver that agrees to be bound by certain provisions of the Quicksilver Settlement Agreement.

The provisions of the Quicksilver Settlement Agreement described above under “Quicksilver Standstill” will immediately and automatically be suspended upon the increase or acceleration of a material financial obligation of the Partnership that results from the breach of a material provision thereof or the occurrence of a material event of default thereunder, unless such breach is caused solely by the action or inaction of Quicksilver, its Controlled Affiliates or its designees to the Board.

Amendment No. 4 to the Partnership Agreement

The General Partner entered into Amendment No. 4 to the Partnership Agreement, which was effective as of the Effective Time. Amendment No. 4 implemented the terms of the Quicksilver Settlement Agreement with respect to the voting rights as described above. Pursuant to Amendment No. 4, Section 13.4 of the Partnership Agreement was amended to provide that any vote, consent or other action taken by or on behalf of Quicksilver in breach of certain provisions of the Quicksilver Settlement Agreement relating to voting rights will, to the extent in breach, be null and void and will not be counted or considered as a vote, consent or other action. Quicksilver will not, as a result of the foregoing, be considered a separate class of limited partner and the common units held by Quicksilver will not be considered a separate class of common units.

Fourth Amended and Restated Limited Liability Company Agreement of the General Partner

The Partnership, as sole member of the General Partner, entered into the Fourth Amended LLC Agreement, which was effective as of the Effective Time. The Fourth Amended LLC Agreement implemented certain terms of the Quicksilver Settlement Agreement with respect to the designation, nomination and election of directors.

The Fourth Amended LLC Agreement provides that the members of the Board will be elected by the unitholders and nominated in accordance with the terms of the Partnership Agreement. The Board is divided into three classes, Class I, Class II and Class III. At each annual meeting of limited partners, successors to the class of directors whose term expires at that annual meeting will be elected for a three-year term. Each director will hold office for the term for which such director is elected and thereafter until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal. Any vacancy on the Board (including, without limitation, any vacancy caused by an increase in the number of directors on the Board) may only be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors will have the same remaining term as that of his predecessor. A director may be removed only for cause and only upon a vote of the majority of the remaining directors then in office.

Effective as of December 30, 2010, the Partnership, as sole member of the General Partner, entered into Amendment No. 1 to the Fourth Amended LLC Agreement (“Amendment No. 1”). Pursuant to Amendment No. 1, Section 6.1(b) of the Fourth Amended LLC Agreement was amended to delete the requirement that the General Partner’s President and Chief Financial Officer report directly to the Chief Executive Officer in order to give the Board the discretion to determine reporting relationships.

Contribution, Conveyance and Assumption Agreement

We entered into a Contribution, Conveyance and Assumption Agreement on October 10, 2006 with Pro GP, Pro LP, BreitBurn Corporation, BEC, BreitBurn Management, BOGP and BOLP to effect, among other things, the transfer of certain properties from BEC to us at the closing of our initial public offering. Pending the receipt of certain governmental and third-party consents to the transfer of certain leases, BEC continues to hold title to these leases. We entered into an Operations and Proceeds Agreement on October 10, 2006, as amended on June 17, 2008, with BEC and our wholly-owned operating subsidiary related to these leases. Under the Operations and Proceeds Agreement, BEC conducts the operations related to these leases. Any net profit relating to these leases is payable by BEC to our operating subsidiary, and any net loss relating to these leases is payable by our operating subsidiary to BEC. In addition, our operating subsidiary entered into a Surface Operating Agreement on October 10, 2006, as amended on June 17, 2008, with BEC and BreitBurn Corporation, under which BEC and BreitBurn Corporation conduct all surface operations with respect to a lease transferred to us at closing, pending the receipt of consent to the assignment of the related surface use agreement to us. Our operating subsidiary reimburses BEC and BreitBurn Corporation for all costs incurred in conducting these surface operations.

Under the Contribution, Conveyance and Assumption Agreement, BEC agreed to indemnify us indefinitely for losses attributable to retained assets and liabilities and income taxes attributable to pre-closing operations and the formation transactions. Furthermore, we agreed to indemnify BEC for all losses attributable to the post-closing operations of the assets contributed to us, to the extent not subject to their indemnification obligations.

Second Amended and Restated Administrative Services Agreement

On August 26, 2008, BreitBurn Management, our wholly owned subsidiary, entered into a Second Amended and Restated Administrative Services Agreement (as amended, the “Administrative Services Agreement”) with BEC, pursuant to which BreitBurn Management manages the operations of BEC and provides administrative services such as accounting, corporate development, finance, land, legal and engineering to BEC. Pursuant to the Administrative Services Agreement, BEC agreed to pay BreitBurn Management a monthly fixed fee of $775,000 for indirect costs, including general and administrative costs, relating to the performance of Services (as defined in the Administrative Services Agreement) until December 31, 2008. After December 31, 2008, BEC has paid BreitBurn Management a negotiated fixed fee for such indirect costs that are determined on an annual basis in good faith by the parties pursuant to the procedures and standards set forth in the Administrative Services Agreement.

The monthly fee is contractually based on an annual projection of anticipated time spent by each employee who provides services to both us and BEC during the ensuing year and is subject to renegotiation annually by the parties during the term of the agreement. Each BreitBurn Management employee estimates his or her time allocation independently. These estimates are reviewed and approved by each employee’s manager or supervisor. We provide the results of this process to both the Audit Committee (composed entirely of independent directors) and BEC’s board of directors. The Audit Committee and the non-management members of the BEC board then agree on the monthly fee as provided in the Administrative Services Agreement. Due to the change in ownership of BEC in 2008, we also considered that, as a privately held company, BEC requires fewer administrative and compliance related services than were previously provided.

The monthly fee in effect for 2009 was $500,000. The monthly fee for 2010 was approximately $456,000. In 2011, the monthly fee for indirect costs charged to BEC will be approximately $481,000. The changes in the monthly fee for indirect expenses in 2010 and in 2011 were primarily due to the shift of certain indirect expenses to direct expenses and changes in the time allocated to BEC in each year.

The initial term of the Administrative Services Agreement is August 26, 2008 through December 31, 2013. In the absence of written notice delivered to the other party by either party to the agreement of its intention not to continue under the terms of the agreement, given no later than 180 days before December 31, 2013, and each successive anniversary thereof, the term of the agreement will be extended for one additional calendar year until either or both parties have given notice of their intention to terminate.

BEC may terminate the Administrative Services Agreement by giving written notice of such termination to BreitBurn Management upon (1) a BEC Change in Control (as defined in the Administrative Services Agreement), (2) a BBEP Change in Control (as defined in the Administrative Services Agreement), (3) a BreitBurn Management Change in Control (as defined in the Administrative Services Agreement), or (4) BreitBurn Management’s failure to pay employees providing services within 30 days of the date such employees’ payment is due, subject to the terms of the Administrative Services Agreement. As defined in the Administrative Services Agreement, a BBEP Change in Control and a BreitBurn Management Change in Control include a change in control of the Partnership or BreitBurn Management, respectively, effected through both Halbert S. Washburn and Randall Breitenbach no longer being employed as Co-Chief Executive Officers of BreitBurn GP or BreitBurn Management, respectively. Mr. Breitenbach’s resignation as Co-Chief Executive Officer of BreitBurn GP and appointment as President of BreitBurn GP in connection with the Quicksilver Settlement Agreement did not trigger a change in control under the Administrative Services Agreement. In addition, beginning no earlier than the day that is 180 days before December 31, 2010, upon 180 days prior written notice, BEC may provide written notice to BreitBurn Management that BEC does not believe that BreitBurn Management is devoting adequate time and resources to BEC, or is not effectively maximizing the value of BEC. Unless the situation is reasonably corrected by BreitBurn Management within the ensuing 180 days, then BEC may elect to terminate the Administrative Services Agreement effective as of the end of the 180 day period following the delivery of such notice by BEC. If the Administrative Services Agreement is terminated by BEC prior to December 31, 2013, under certain circumstances, BEC will be obligated to promptly reimburse BreitBurn Management for its reasonable expenses incurred in reducing its staffing, including, but not limited to reasonable severance payments, up to a maximum of the lesser of two times the monthly fixed fee in effect at the date of such termination and $2.0 million.

BreitBurn Management may terminate the Administrative Services Agreement by giving written notice of such termination to BEC upon the occurrence of a BEC Change in Control.

In the event that BEC, the Partnership or BreitBurn Management becomes bankrupt or dissolves or commences liquidation or winding-up, the Administrative Services Agreement will automatically terminate without notice to the other party.

Omnibus Agreement

On August 26, 2008, the Partnership entered into an Omnibus Agreement with BEC, BEC’s general partner, BEH, our General Partner and BreitBurn Management, which sets forth certain agreements with respect to conflicts of interest.

BEC has agreed that the Partnership has a preferential right with respect to any business opportunity with respect to either (1) any third party upstream oil and gas properties and any related midstream assets, if the fair market value of the estimated proved developed reserves related to such properties constitutes 70% or more of the fair market value of such properties and related midstream assets (as determined in good faith by the Board), or (2) any third party oil and gas properties and any related midstream assets located within one mile of any oil and gas properties and any related midstream assets that are owned by the Partnership, our General Partner or any of their subsidiaries, and in which no interest is owned by BEH, BEC’s general partner, BEC or any of their subsidiaries.

The Partnership has agreed that BEC has a preferential right with respect to any business opportunity with respect to either (1) any third party upstream oil and gas properties and any related midstream assets, if the fair market value of the estimated proved developed reserves related to such properties constitutes less than 70% of the fair market value of such properties and related midstream assets (as determined in good faith by the board of directors of BEH), or (2) any oil and gas properties and any related midstream assets located within one mile of any oil and gas properties and any related midstream assets that are owned by BEH, BEC’s general partner, BEC or any of their subsidiaries, and in which no interest is owned by the Partnership, our General Partner or any of their subsidiaries.

If the Partnership or BEC is presented with a business opportunity with respect to any oil and gas properties and any related midstream assets located within one mile of any oil and gas properties that are jointly owned by the Partnership and BEC, the Partnership or BEC, as applicable, must give prompt written notice to the other party of such business opportunity. The Partnership and BEC have agreed to discuss the pursuit of a joint bid for such business opportunity on the basis of their existing ownership interests, including their respective operating control, in the jointly owned properties. If the parties cannot agree on the terms upon which to proceed with a joint bid within 15 business days, then each of the Partnership and BEC will be free to pursue an independent bid for such business opportunity. As of August 26, 2008, the properties jointly owned by the Partnership and BEC were properties in the East Coyote and Sawtelle fields in the Los Angeles Basin in California.

BEC has agreed that the Partnership has a right of first offer with respect to the sale by BEC, BEH, BEC’s general partner or any of their subsidiaries of all upstream oil and gas properties and related midstream assets owned by such parties.

The Omnibus Agreement may be terminated (1) by BEH upon notice to the other parties upon a change of control of BEC, (2) by our General Partner upon notice to the other parties upon a change of control of the Partnership, and (3) by either BEH or our General Partner at such time as the Partnership and BEC cease to be under common management or upon the termination of the Administrative Services Agreement; provided, however, that if the Administrative Services Agreement is terminated under certain circumstances, the Omnibus Agreement may not be terminated by BEH until 180 days after termination of the Administrative Services Agreement.

Related Party Transaction Policy and Procedures

Our General Partner has adopted a written policy for the review of transactions with related parties. The policy requires review, approval or ratification of transactions exceeding $120,000 in which the Partnership is a participant and in which a director or executive officer of our General Partner, an owner of a significant amount of our voting securities or an immediate family member of any of the foregoing persons has a direct or indirect material interest. These transactions must be reviewed for pre-approval by the Chief Executive Officer if the related party is an executive officer, by the Audit Committee if the related party is a significant unitholder or the Chief Executive Officer, by the Chairman of the Audit Committee if the related party is a director or by a member of the Audit Committee if the related party is the Chairman of the Audit Committee. Only those transactions that are in, or are not inconsistent with, the best interests of the Partnership, taking into consideration whether they are on terms comparable to those available with an unrelated third party and the related party’s interest in the transaction, will be approved.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Compensation Discussion and Analysis section discusses the compensation policies and programs for the named executive officers of our General Partner during the year ended December 31, 2010, who are Halbert S. Washburn, our Co-Chief Executive Officer from March 2006 until April 2010 and our Chief Executive Officer since April 2010, Randall H. Breitenbach, our Co-Chief Executive Officer from March 2006 until April 2010 and our President since April 2010, and James G. Jackson, our Executive Vice President and Chief Financial Officer, and the three next most highly paid executive officers of our General Partner: Mark L. Pease, our Executive Vice President and Chief Operating Officer, Gregory C. Brown, our Executive Vice President and General Counsel, and W. Jackson Washburn, our Senior Vice President — Business Development. In late 2007, in order to more closely align BreitBurn Management’s executive compensation program with our peers, the board of directors of BreitBurn Management, after engaging an independent, third-party compensation consultant, Hay Group Inc. (“Hay Group”), set the base salaries and targeted and maximum annual cash bonuses for our executive officers, as well as implemented two new types of equity awards for our executive officers. These changes are designed to align the incentives for management with the interests of our unitholders by emphasizing the goal of growing distributions and to improve our ability to recruit and retain executive talent. In the second half of 2009, the compensation and governance committee again commissioned Hay Group to conduct a market review of our executive compensation program.

In general, the executive compensation program approved in late 2007 continued to apply to our named executive officers in 2010. In early 2010, the compensation and governance committee of the Board elected (1) to increase the base salaries for 2010 for our Executive Vice Presidents Messrs. Pease, Jackson and Brown, and (2) to modify the existing award agreements governing outstanding convertible phantom units with five of our named executive officers to limit the number of common units they receive upon vesting of the awards. Messrs. Halbert S. Washburn and Breitenbach’s 2010 base salaries remained at the same level as approved in 2007. All of the named executive officers’ 2010 target bonus opportunities remained at the same level as approved in late 2007. Also in early 2011, the compensation and governance committee approved cash bonuses at 170% of our named executive officers’ current target bonus opportunities, after taking into account the accomplishments and performance of management in 2010.

Administrative Services from BreitBurn Management

BreitBurn Management operates our assets and performs other administrative services for us such as accounting, corporate development, finance, land administration, legal and engineering. All of our employees, including our executives, are employees of BreitBurn Management.

On August 26, 2008, members of our senior management, in their individual capacities, together with Metalmark, Greenhill and a third-party institutional investor, completed the acquisition of BEC. In connection with the acquisition of Provident’s ownership in BEC by members of senior management, Metalmark, Greenhill and a third party institutional investor, BreitBurn Management entered into a five year Administrative Services Agreement to manage BEC’s properties. The monthly fee charged to BEC was $775,000 for indirect expenses through December 31, 2008. This fee is renegotiated annually during the term of the agreement based upon budgeted costs and a time allocation study. The monthly fee for 2010 is approximately $456,000. In 2011, the monthly fee for indirect costs charged to BEC will be approximately $481,000. The changes in the monthly fee for indirect expenses in 2010 and in 2011 were primarily due to the shift of certain indirect expenses to direct expenses and changes in the time allocated to BEC in each year.

Determination of Compensation

The Compensation and Governance Committee of the Board is responsible for reviewing BreitBurn Management’s compensation program from time to time and making recommendations to the full Board regarding any changes to the program. Grants of equity awards are approved by the Board or by the Compensation and Governance Committee.

In the second half of 2009, the Compensation and Governance Committee commissioned Hay Group to conduct a market review of our executive compensation program. Hay Group used the E&P Peer Group (as defined below) to compare 2008 base salaries, target and actual cash compensation and target and actual direct compensation levels of certain executives of our General Partner. Hay Group compared the amounts and forms of our executive compensation with that of the following peer group of twenty U.S. master limited partnerships and other exploration and production companies (the “E&P Peer Group”):

Range Resources Corporation	Forest Oil Corporation	Cabot Oil & Gas Corporation
Linn Energy, LLC	EXCO Resources, Inc.	Berry Petroleum Company
Encore Acquisition Company	Whiting Petroleum Corporation	ATP Oil & Gas Corporation
Atlas Energy Resources, LLC	Comstock Resources, Inc.	Delta Petroleum Corporation
Legacy Reserves LP	Rosetta Resources, Inc.	PetroQuest Energy, Inc.
St. Mary Land and Exploration Company	EV Energy Partners, L.P. Venoco, Inc.	Cimarex Energy Co.
Plains Exploration & Production Company

The criteria for inclusion in the E&P Peer Group was based on utilizing upstream, independent oil and gas exploration and production companies, ranging from approximately one-half to two times our size based on market capitalization, and with a priority on master limited partnerships. The market analysis indicated that our General Partner’s Co-Chief Executive Officers’ target total cash compensation levels were below the median, while their target total direct compensation levels were in the third quartile (between the 50th and 75th percentiles). The other executives were around the median in target cash compensation, below the median in actual cash compensation and into the third quartile or above in target and actual direct compensation, as shown in the table below.

Competitive Position Percentiles (“P”)
		Total Cash Compensation		Total Direct Compensation
	Base	Target	Actual	Target	Actual
CO-CEOs	P25	P35	P20	P60	P60
COO	P50	P40	P40	P55	P60
CFO	P50	P50	P30	P65	P65
General Counsel	P70	P60	P15	P80	P80

Hay Group recommended modestly increasing base salaries of our General Partner’s executives to maintain market median levels and to keep short- and long-term incentive target multiples as a percentage of salary the same. This structure would place target total cash compensation between the median and 75th percentile and would maintain long-term incentive awards near the 75th percentile relative to our peer group. As discussed below, in January 2010, the Compensation and Governance Committee increased the annual base salaries of three of the named executive officers.

Compensation Objectives

Our overall goal is to ensure that executive compensation policies are consistent with our strategic business objectives, are aligned with the interests of the unitholders and provide incentives for the attainment of these objectives. The compensation program includes three components:

•	base salary, which is intended to provide a stable annual salary at a level consistent with competitive market practice, individual performance and scope of responsibility;

•	variable short-term incentive bonuses, which link bonus incentives to our performance and the performance of the individual executive over the course of the year; and

•	equity-linked awards, which encourage actions to maximize long-term unitholder value.

The relative proportion of total compensation we pay or award for each individual component of compensation (base, short-term bonus or equity-linked awards) varies for each named executive officer based on the executive’s level in the organization. The level correlates with the executive’s ability to impact business results through the executive’s performance and leadership role. At higher levels of the organization, executives have a greater impact on achievement of the business strategy and overall business performance. Therefore, certain executives have a higher proportion of their total compensation delivered through variable short-term bonuses and equity-linked awards. Our philosophy is to make a greater proportion of an executive’s compensation comprised of performance-based variable short-term bonuses and equity-linked awards so that he or she is well-rewarded if we perform well over time. Our policy is to fix at the beginning of each year the target amount of variable short-term bonus and equity-linked awards that will be provided to the named executive officer during the year as a percentage of the named executive officer’s base salary. Base salary, benefits and severance arrangements are fixed and not directly linked to performance targets. See “— Components of Compensation.”

Components of Compensation

Base Salary

Our policy is to position base executive salaries at levels that are comparable to salaries provided to other executives in our market, with consideration to the scope of an individual’s responsibilities and performance. In January 2010, the Compensation and Governance Committee evaluated the Partnership’s and the executives’ performance during 2009, and determined that the Partnership’s performance was strong and our executives’ performance was outstanding given the challenges presented in 2009. In light of this evaluation and the fact that no base salary increases were approved in 2009, and after considering the October 2009 recommendations of Hay Group to modestly increase our executives’ base salaries to maintain market median levels, the Compensation and Governance Committee increased the annual base salaries of three of the named executive officers. As a result, our executive officers’ salaries remain at the levels previously approved, except as noted below:

•	the annual base salary of each of Messrs. Breitenbach and Halbert S. Washburn remained $425,000;

•	the annual base salary of Mr. Pease was increased from $350,000 to $360,000 in February 2010;

•	the annual base salary of Mr. Jackson was increased from $300,000 to $340,000 in February 2010;

•	the annual base salary of Mr. Brown was increased from $300,000 to $340,000 in February 2010; and

•	the annual base salary of Mr. W. Jackson Washburn was increased from $237,500 to $275,000 in January 2011.

Due to the exceptional workload, broad scope of responsibility and positive performance of our General Partner’s executive vice presidents, the Compensation and Governance Committee determined that the increases to salary and bonus for the executive vice presidents were merited.

Short-Term Incentive Plan (STIP) — Annual Bonuses

We provide short-term incentive awards in the form of annual cash bonuses to eligible employees of BreitBurn Management, including the named executive officers. The STIP is paid during the first quarter of the year and is designed to focus employees on our operating and financial performance by linking their annual award payment to Partnership and individual performance for the prior year. The target bonus opportunities have been set at levels recommended by Hay Group, which were intended to place the named executive officers’ target cash compensation and target direct compensation within the 50th to 75th percentile of our peer group, with opportunities for higher total compensation based on outstanding short- and long-term results. The named executive officers’ 2010 target bonus opportunities were as follows:

•	the target annual award is 100% and the maximum award is 200% of base salary for Mr. Breitenbach and Mr. Halbert S. Washburn;

•	the target annual award is 75% and the maximum award is 150% of base salary for Mr. Jackson, Mr. Pease and Mr. Brown; and

•	the target annual award is 50% and the maximum award is 100% of base salary for Mr. W. Jackson Washburn.

In determining bonus payouts for 2010, the Compensation and Governance Committee evaluated the Partnership’s performance and considered the following factors: (1) in October 2010, we successfully issued $305 million in aggregate principal amount of 8.625% Senior Notes due 2020 at a price of 98.358%; (2) we significantly reduced our outstanding bank debt under our credit facility by $331 million during 2010, from $559 million at December 31, 2009 to $228 million at December 31, 2010, by applying $290 million of the net proceeds from the issuance of the Senior Notes and using cash flow from operating activities to repay amounts outstanding under our credit facility; (3) we continued to reduce general and administrative expenses and lease operating expenses through cost-cutting initiatives throughout the Partnership; (4) we increased production levels over 2009 production; (5) we reinstated distributions beginning with the first quarter of 2010 at an annualized rate of $1.50 per common unit and our fourth quarter distribution has increased the annualized rate to $1.65; (6) in April 2010, we entered into the Quicksilver Settlement Agreement; and (7) our total return per common unit for 2010 was 101%. The Compensation and Governance Committee evaluation of the Partnership’s performance was based partially on certain operating and financial performance criteria and was partially subjective. The Compensation and Governance Committee reviewed operating and financial goals and performance by comparing the following criteria to amounts budgeted for these items: oil and gas production, lease operating expenses, capital efficiency, general and administrative expense, distributable cash flow throughout the year and safety. During 2010, the Partnership significantly exceeded budgeted performance for reduction of lease operating expenses, and general and administrative expenses. Capital efficiency and safety goals also exceeded target levels and production goals met budget levels. The Compensation and Governance Committee also subjectively reviews the performance of our General Partner’s executives during the year. For 2010, the Committee believed that the executives’ performance was excellent. Based on the Committee’s evaluation of our performance described above, the 2010 bonuses for the named executive officers were based on a level of 170% of their target bonus opportunities but below the upper end of the assigned ranges for each individual. However, only a portion of the STIP for the named executive officers is paid by the Partnership. The Compensation and Governance Committee awarded 75% of the calculated STIP amount to our named executive officers, because the executive officers also perform work for BEC and BEC is responsible for paying STIP bonuses attributable to work done on behalf of BEC based upon the separate performance of BEC. The bonus amounts awarded for 2010 are included in the “Summary Compensation Table” below.

Long-Term Incentive Plan

The Long-Term Incentive Plan provides financial incentives to the named executive officers through grants of unit and unit linked awards, including RPUs and CPUs. The Long-Term Incentive Plan is designed to focus its participants on our operating and financial performance by linking the payments under the awards to distributions to unitholders and other Partnership and individual results.

In connection with the changes to BreitBurn Management’s executive compensation program in 2007, the Board approved two new types of awards under the Long-Term Incentive Plan, namely, RPUs and CPUs. In December 2007, certain of the senior executive officers of our General Partner received new grants of RPUs and CPUs. The grant amounts were established in accordance with the target long-term incentive values as a percentage of base salary that were recommended by Hay Group in late 2007 as follows: 600% of base salary for the Co-Chief Executive Officers, 350% of base salary for Executive Vice Presidents and 175% of base salary for Senior Vice Presidents.

Certain senior executive officers received CPU grants because they are in the best position within our company to influence our operating results and, therefore, the amount of distributions we make to holders of our common units. As discussed below, payments under a portion of the CPUs are directly indexed to the amount of distributions we make to holders of our common units. The number of common units issued to each of these senior executives upon vesting of these CPUs is based upon the level of distributions to unitholders achieved during the term of the CPUs. We expect that, at its discretion, the Compensation and Governance Committee will approve grants of RPUs to the executive officers of our General Partner on an annual basis. The CPU grants vest over a period of up to five years. Therefore, these grants will not be made on an annual basis. New grants or modifications to existing grants could be made in the Compensation and Governance Committee’s discretion at a date in the future after the present CPU grants have vested or in the event of a significant change of circumstances.

Restricted Phantom Units (RPUs)

RPUs are phantom equity awards that, to the extent vested, represent the right to receive actual common units upon specified payment events. RPUs generally vest in three equal, annual installments on each anniversary of the vesting commencement date of the award. In addition, RPUs are generally subject to accelerated vesting in full upon the earlier occurrence, during the grantee’s employment, of a “change in control” or upon the grantee’s termination due to death or “disability,” termination without “cause” or, for certain grantees, termination for “good reason” (as defined in the holder’s employment agreement, if applicable). Under the Long-Term Incentive Plan, a “change in control” is generally defined as the occurrence of any one of the following: (a) the acquisition by any person, other than an affiliate, of more than 50% of the combined voting power of the equity interests in BreitBurn Management, our General Partner or us; (b) the approval by our limited partners, in one or a series of transactions, of a plan of complete liquidation; (c) the sale or other disposition by either our General Partner or us of all or substantially all of our assets to any person other than an affiliate; (d) a transaction resulting in a person other than our General Partner becoming the general partner; or (e) any time at which our “continuing directors” cease to constitute a majority of the Board. If an RPU vests on an annual vesting date or in connection with a termination of employment, the grantee will receive payment of the underlying common units within sixty days after such vesting date. If an RPU vests in connection with a change in control, then the grantee will receive payment of the underlying common units upon the earlier to occur of the annual vesting date that would have applied absent the change in control or the grantee’s termination of employment. Amounts payable in the event of a termination of the grantee’s employment are subject to a delay of up to six months to the extent required to comply with Section 409A of the Code. In addition, each RPU is granted in tandem with a distribution equivalent right that will remain outstanding from the grant of the RPU until the earlier to occur of its forfeiture or the payment of the underlying unit, and which entitles the grantee to receive payment of amounts equal to distributions paid to each holder of a common unit during such period. RPUs that do not vest for any reason are forfeited upon a grantee’s termination of employment. In January 2010, the Compensation and Governance Committee approved its annual grants of RPUs to our General Partner’s named executive officers. The grant amounts were established in accordance with the grant guidelines that were recommended by Hay Group in late 2007. The RPU grant amounts are calculated by reducing from each named executive officer’s target long-term incentive award value (represented as percentage of base salary) the target value of one-fifth of their CPU awards granted in December 2007 based on the December 31, 2009 closing price of our common units. The reduced grant value is then divided by the Partnership’s unit price at year end and divided by 0.9 (a present value factor developed by Hay Group).

Convertible Phantom Units (CPUs)

In December 2007, we granted CPUs to certain named executive officers. CPUs vest on the earliest to occur of (1) January 1, 2013, (2) the date on which the aggregate amount of distributions paid to unitholders for any four consecutive quarters during the term of the award is greater than or equal to $3.10 per common unit and (3) upon the occurrence of the death or “disability” of the grantee or his or her termination without “cause” or for “good reason” (as defined in the holder’s employment agreement, if applicable). Unvested CPUs are forfeited in the event that the grantee ceases to remain in the service of BreitBurn Management.

Under the agreements governing the CPUs (as amended, the “CPU Agreements”), each CPU entitles its holder to receive (a) a number of our common units at the time of vesting equal to the number of “common unit equivalents” (“CUEs”) underlying the CPU at vesting, and (b) current distributions on common units during the vesting period based on the number of CUEs underlying the CPU at the time of such distribution. The number of CUEs underlying each CPU is determined by reference to common unit distribution levels during the applicable vesting period, generally calculated based upon the aggregate amount of distributions made per common unit for the four quarters preceding vesting. Originally under the CPU Agreements, the number of CUEs per CPU could be reduced over the five-year life of the agreement to a minimum of zero or be multiplied by a maximum of 4.768 times based on the Partnership’s distribution levels. In April 2009, the Partnership suspended the payment of distributions to holders of our common units. As a result, under the CPU Agreements, if the CPUs had vested prior to the amendment — for instance in the case of the death or disability of a holder — zero units would vest to that holder. The Compensation and Governance Committee determined that the elimination of multipliers between zero and one best represented the original incentive and retention purpose of the CPU Agreements. As a result, in October 2009, the Compensation and Governance Committee amended the CPU Agreements so that the number of CUEs per CPU could no longer be less than one, regardless of common unit distribution levels. As shown in the table below, if the annual distribution per common unit is $2.30 or less, then the underlying CUE per CPU will be one.

In January 2010, the Compensation and Governance Committee approved a second amendment and in January 2011 approved a third amendment to each of the existing CPU Agreements entered into with each named executive officer. The amendments limit the multiplier for 40% of the total number of CPUs and related CUEs granted in each award to “1.” As a result at vesting, CPUs for 40% of each award will convert to common units on a 1:1 basis, and with respect to that portion of the award, holders will lose the ability to earn additional common units based on increased distributions on common units. The Compensation and Governance Committee determined that this cap on 40% of the CPUs was appropriate in light of the overall long term incentive grants made to our General Partner’s executive officers in 2010 and 2011.

The following table, revised in October 2009, sets forth the number of CUEs per CPU based on assumed amounts of annualized distributions per common unit made by us in a given year. As discussed above, in January 2011, the Compensation and Governance Committee approved an amendment to each existing CPU Agreement such that the multipliers below only apply to 60% of the outstanding CPU awards. The remaining 40% of each award will convert to common units on a 1:1 basis.

Common Unit Target Distribution Level	Target Distribution Level $/Unit/Year	CPU Common Unit Equivalents
1	$2.20	1.000
2	$2.31	1.250
3	$2.43	1.563
4	$2.55	1.953
5	$2.67	2.441
6	$2.81	3.052
7	$2.95	3.815
8	$3.10	4.768

For the year ended December 31, 2010, we made aggregate distributions of $1.1475 per common unit.

In the event that the CPUs vest on January 1, 2013 or because the aggregate amount of distributions paid to unitholders for any four consecutive quarters during the term of the award is greater than $3.10 per common unit, the CPUs would convert into a number of common units equal to the number of CUEs underlying the CPUs at such time (calculated based upon the aggregate amount of distributions made per common unit for the preceding four quarters).

In the event that CPUs vest due to the death or disability of the grantee or his or her termination without cause or good reason, the CPUs would convert into a number of common units equal to the number of CUEs underlying the CPUs at such time. First, the number of CUEs would be calculated based upon the aggregate amount of distributions made per common unit for the preceding four quarters or, if such calculation would provide for a greater number of CUEs, the most recently announced quarterly distribution level by us on an annualized basis.

The number of common units into which CPUs are converted upon vesting is subject to a clawback provision intended to permit us to recoup excess distributions paid to the grantee during the term of the award. The clawback provision is applicable if the amount of distributions that would have been paid to the grantee during the term of the award (based on the number of common units issued at vesting) is less than the amount of distributions actually paid to the grantee during the term of the award (based on the number of CUEs used to determine the amount of distributions received during the term of the award). The clawback would be affected by deducting a number of common units issued upon vesting with a value equal to the excess distributions (based upon the value of the common unit on the Nasdaq Global Select Market, if applicable on the vesting date).

Other Equity Awards

We do not anticipate any future grants of the types of awards under the Founders Plan, described in greater detail below. To the extent that any grants under those plans remain outstanding at this date, we expect they will vest and be paid in accordance with the terms of each respective award.

Founders Plan

Under the BreitBurn Management Unit Appreciation Plan for Officers and Key Individuals (the “Founders Plan”), prior to our initial public offering in October 2006 certain of our General Partner’s executive officers, including Mr. Jackson, received grants of UARs which vest in three equal installments. Upon consummation of the initial public offering, the UARs outstanding under the Founders Plan were converted into three separate awards, which provide for cash payments based on the appreciation during a specified measurement period of the value attributable to (1) the portion of the assets BEC retained after the initial public offering, (2) the portion of the assets transferred to us for the period prior to the initial public offering, and (3) the portion of the assets transferred to us for the period after the initial public offering. We are required to pay all of the compensation expense associated with the UARs that provide cash payments based on the appreciation in the value of the portion of the assets transferred to us after the initial public offering.

Each UAR based on the appreciation after the initial public offering entitles the holder, upon exercise, to the payment of a cash amount equal to the difference between (a) the initial public offering price of our common units ($18.50) and (b) the closing price of the common units on the exercise date plus the aggregate amount of distributions made on a common unit through such exercise date. Under the Founders Plan, in the event of a change in control, all outstanding UARs held by the participant will immediately vest and become exercisable immediately prior to the effective date of the change in control. For purposes of UARs based on the appreciation after the initial public offering, the amended award agreement under the Founders Plan defines a “change in control” generally as (a) the sale, transfer or other disposition of all or substantially all of the assets of us, our General Partner, BreitBurn Management, Provident or the holding company through which Provident held its interests in us and BEC (“Pro Holding”), (b) the acquisition by any person of beneficial ownership of more than 50% of the total combined voting power of our General Partner, BreitBurn Management or Pro Holding, (c) the approval by our limited partners of a plan of liquidation, (d) a transaction resulting in a person or related group of persons (other than our General Partner or its affiliates) being our General Partner, (e) the consummation of any transaction in which Provident is merged into or amalgamated with any other entity, or (f) the commencement of a take-over bid (as defined in the Securities Act (Alberta)) which is not exempt from the take-over bid requirements of such Act for the Provident trust units.

Under the Founders Plan, in the event of a termination of a participant other than for “misconduct,” all outstanding UARs held by the participant will immediately vest and become exercisable in full for a specified period of time following the termination. “Misconduct” is generally defined as (a) the commission of any act of fraud, embezzlement or dishonesty by the participant that has a material adverse impact on us, (b) any unauthorized use or disclosure by such participant of our confidential information or trade secrets or (c) any willful and continued failure by the participant to substantially perform his or her duties or substantially follow and comply with the specific and lawful directives of the board of directors of BreitBurn Management (other than due to physical or mental illness).

Employment Agreements

On December 30, 2010, BreitBurn Management, our General Partner and we entered into separate Amended and Restated Employment Agreements (“Employment Agreements”) with each of Messrs. Breitenbach, Halbert

S. Washburn, Pease, Jackson and Brown. These Employment Agreements supersede and replace the prior employment agreements between the executive officers and our General Partner, the initial terms of which (without regard to automatic extensions) ended on January 1, 2011. Each Employment Agreement is for a term that commenced on December 30, 2010 and expires on January 1, 2014, with automatic one-year renewal terms unless either the Employer (as defined in the Employment Agreements) or the executive officer gives written notice of termination 90 days prior to the end of the term. Each Employment Agreement provides for an annual salary which may be increased (but not decreased) at the discretion of the Employer.

Under the terms of the Employment Agreements, each of the executive officers is also entitled to participate in the STIP, the Long-Term Incentive Plan and other benefit plans and fringe benefits maintained or provided by the Employer. During their respective employment periods, the executive officers are entitled to prompt reimbursement for up to $1,000 per month for actual expenses associated with the lease or purchase of an automobile, in addition to the payment of maintenance and operation expenses for such automobile. The Employment Agreements provide that the Employer may terminate any of the executive officers with or without cause or in the case of an executive officer’s disability. Each executive officer may terminate his Employment Agreement with or without good reason.

“Cause” is generally defined as (a) the willful and continued failure of the executive officer to perform substantially his duties (other than due to physical or mental illness) after a written demand for substantial performance approved by a majority vote of the Board and a reasonable period for cure of not more than twenty business days, (b) the willful engaging by the executive officer in illegal conduct or gross misconduct, which is materially and demonstrably injurious to us or any of our affiliates, (c) any act of fraud, or material embezzlement or material theft in connection with the executive officer’s duties or in the course of the executive officer’s employment, or (d) the executive officer’s admission in any court, conviction, or plea of nolo contendere of a felony involving moral turpitude, fraud or material embezzlement, material theft or material misrepresentation against or affecting us or any of our affiliates. However, no act or failure to act by the executive officer shall be considered “willful” unless it is done, or omitted to be done, by the executive officer in bad faith or without reasonable belief that the executive officer’s action or omission was in our best interests or in the best interests of any of our affiliates.

“Good reason” is generally defined as (a) a material diminution in the executive officer’s base salary, (b) a material diminution in the executive officer’s authority, duties or responsibilities, (c) a material diminution in the authority, duties or responsibilities of the supervisor to whom the executive officer is required to report, (d) a material diminution in the budget over which the executive officer retains authority, (e) a material change in the geographic location at which the executive officer must perform services under the Employment Agreement, or (f) any other action or inaction that constitutes a material breach by the employer of the Employment Agreement. An executive officer’s resignation, however, shall only constitute resignation for good reason if (1) the executive officer provides the Employer with written notice setting forth the specific facts or circumstances constituting good reason within thirty days after the initial existence of such facts or circumstances, (2) the Employer fails to cure such facts or circumstances within thirty days after receipt of such written notice, and (3) the date of the executive officer’s “separation from service” (as defined in the respective Employment Agreement) occurs no later than seventy-five days after the later of (i) the initial occurrence of the event constituting “good reason” or (ii) the date the executive officer learns or reasonably should have learned of such event.

If the Employer terminates an executive officer without cause (other than in the case of the executive officer’s death or disability), or the executive officer terminates his employment for good reason, in either case in a manner that constitutes a “separation from service” within the meaning of Section 409A of the Code, then the executive officer will be entitled to:

•

a lump-sum payment equal to the sum of the executive officer’s accrued but unpaid base salary, vacation pay and unreimbursed business expenses and other accrued but unpaid benefits (referred to as the “accrued obligations”); and

•	provided that the executive officer executes, delivers and does not revoke a general release and waiver of claims within 45 days of his termination:

(a)	provided that the executive officer’s termination occurs prior to the date on which he reaches age 70, a payment equal to 1.5 times (or, in the case of Messrs. Breitenbach and Halbert S. Washburn only, a payment equal to 2.0 times) the sum of his base salary, plus his “target bonus” (as defined in the respective Employment Agreement) as in effect immediately prior to the date of determination,

(b)	up to an eighteen month (or, in the case of Messrs. Breitenbach and Halbert S. Washburn only, up to a twenty-four month) continuation of certain medical, prescription and dental benefits for the executive and his eligible dependents (until he becomes eligible to receive benefits under another employer-provided group health plan),

(c)	any unpaid annual bonus in respect of any calendar year that ends on or before the date of termination,

(d)	to the extent not previously vested and converted into common units or forfeited, certain equity-based awards, including RPUs, held by the executive officer will vest and convert into common units as described under “ — Long-Term Incentive Plan,” and

(e)	a pro-rated bonus equal to the product of (i) his “target bonus” and (ii) a fraction, the numerator of which is the number of days in the applicable year through the date of termination and the denominator of which is 365 (the “pro-rata bonus”).

In addition, if, during the period beginning 60 days prior to and ending two years immediately following a “change in control” (as defined in the Employment Agreements), either the Employer terminates the executive officer’s employment without cause, or the executive officer terminates his employment for good reason, in either case in a manner that constitutes a separation from service, then the executive officer will be entitled to the severance payments and benefits described above, except that the severance multiple described in clause (a) will be equal to 2.5 (instead of 1.5) (or, in the case of Messrs. Breitenbach and Halbert S. Washburn only, equal to 3.0 (instead of 2.0)). If a change in control occurs during the term of the Employment Agreement, certain equity-based awards, including RPUs, held by the executive officer, to the extent not previously vested and converted into common units, will vest in full upon such change in control and be converted into common units as described under “ — Long-Term Incentive Plan.”

If an executive officer incurs a separation from service because the Employer terminates him for cause, or an executive officer terminates his employment for other than good reason, the Employer will pay him his accrued obligations, and any outstanding equity awards (including RPUs and CPUs held by the executive officer) will be treated in accordance with the terms of the governing plan and award agreement.

If the executive officer incurs a separation from service by reason of his death or disability, then he will be entitled to:

•	the accrued obligations; and

•	subject to the executive officer’s (or his estate’s) execution, delivery and non-revocation of a general release and waiver of claims within forty-five days of his separation from service,

(a)	up to an eighteen month (or, in the case of Messrs. Breitenbach and Halbert S. Washburn only, up to a twenty-four month) continuation of certain medical, prescription and dental benefits for the executive and his eligible dependents,

(b)	any unpaid annual bonus in respect of any calendar year that ends on or before the date of termination,

(c)	to the extent not previously vested and converted into common units or forfeited, certain equity-based awards, including RPUs, held by the executive officer will vest and convert into common units as described under “ — Long-Term Incentive Plan,” and

(d)	his pro-rata bonus.

If the Employer does not renew the Employment Agreement of an executive officer, such non-renewal will be treated as a termination of the executive officer’s employment by the Employer without cause. In the event that an executive officer elects not to renew his Employment Agreement and incurs a separation from service as a result, he will be entitled to his accrued obligations and his outstanding equity awards, including, without limitation, the RPUs and the CPUs, shall be treated in accordance with the terms of the governing plan and award agreement. The executive officer’s election not to renew his Employment Agreement shall be deemed to constitute a termination by the executive officer without good reason.

The Employment Agreements also provide that to the extent that the board of directors of the Employer determines that any compensation or benefits payable under the agreements may not be compliant with or exempt from Section 409A of the Code, the board and the executive officer will cooperate and work together in good faith to timely amend the agreements to comply with such section or an exemption therefrom. Specifically as to Messrs. Breitenbach and Halbert S. Washburn, if the executive nonetheless becomes subject to the additional tax under Section 409A of the Code with respect to any payment under his Employment Agreement, the Employer will pay the executive officer an additional lump sum cash amount to put him in the same net after-tax position he would have been in had no such tax been paid.

Each Employment Agreement provides that, for two years after termination, each executive officer must comply with certain non-solicitation provisions.

Each Employment Agreement also provides that the Employer will indemnify the executive officers to the fullest extent permitted under law for certain claims made against them while in office and for at least six years after the date of termination and, in all events, until the expiration of the applicable statute of limitations with respect to acts or omissions which occurred prior to the executive officer’s cessation of employment with the Employer. Mr. Brown’s Employment Agreement, in addition to the foregoing, provides for the maintenance by the Employer of liability insurance coverage for attorneys’ errors and omissions on Mr. Brown’s behalf, with Mr. Brown as the named insured.

401(k) Plan

The BreitBurn Management Company 401(k) Plan is a defined contribution plan that also qualifies as a 401(k) plan under the Code. The contributions to the plan are made by us for each of the named executive officers on the same terms as applicable to all other employees. Under the 401(k) plan, we make a matching contribution to the plan equal to 50% of eligible participants’, including the named executive officers’, before-tax contributions and after-tax contributions — up to a maximum of 6% of the participant’s gross compensation, subject to Code limits on the maximum amount of pay that may be recognized. A participant annually vests in 20% of the employer match portion of his or her contribution to the 401(k) plan after the participant completes each of his or her first five years of service or, if earlier, the participant reaches age 65, becomes permanently and totally disabled or dies. If a participant’s service terminates before he or she is vested, the participant will forfeit the employer match and any earnings thereon.

Perquisites and Other Elements of Compensation

In 2010, we provided perquisites to the named executive officers consisting of (i) a car allowance or use of a company car, (ii) one city, athletic or dining club membership per named executive officer and (iii) the reimbursement of legal expenses incurred by certain of our named executive officers in connection with negotiating new employment agreements with us. We provide a car allowance or use of a company car in recognition of the executive officers’ need to fulfill their job responsibilities. We believe that providing this benefit, as well as a city, athletic or dining club membership and the reimbursement of certain legal expenses, are a relatively inexpensive way to enhance the competitiveness of the executive’s compensation package. We also pay the named executive officers’ life insurance premiums on the same terms as applicable to all other employees.

COMPENSATION COMMITTEE REPORT

The Compensation and Governance Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on our review and discussion with management, we have recommended to the Board that the Compensation Discussion and Analysis be included in the Partnership’s proxy statement and, through incorporation by reference from this proxy statement, its Annual Report on Form 10-K for the year ended December 31, 2010.

The Compensation Committee:

David B. Kilpatrick, Chairman

W. Yandell Rogers, III

Gregory J. Moroney

Charles S. Weiss

The foregoing Compensation Committee Report does not constitute soliciting materials and shall not be deemed filed or incorporated by reference into any other filing by the Partnership with the SEC, except to the extent specifically incorporated by reference.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation Tables

The following tables and related discussion describes compensation information for each of our General Partner’s named executive officers for services performed for us for the years ended December 31, 2008, 2009 and 2010.

All of our employees, including our General Partner’s executive officers, are employees of BreitBurn Management. Prior to June 17, 2008, BreitBurn Management provided services to us and to BEC, and allocated its expenses between the two entities using a percentage split for all indirect charges based on a detailed review of how individual employees would likely split their time between us and BEC. For periods on or prior to June 17, 2008, the compensation reflected in the tables and discussion below includes the salary, bonuses and other incentives received by our General Partner’s named executive officers that were allocated to us by BreitBurn Management. For periods after June 17, 2008, we are responsible for all of the compensation paid by BreitBurn Management to the named executive officers, subject to BEC’s payment obligations to BreitBurn Management under the Administrative Services Agreement between the parties. For a further discussion regarding this allocation methodology, see “— Compensation Discussion and Analysis — Administrative Services from BreitBurn Management.”

Summary Compensation Table

The following table shows the compensation information for each of our General Partner’s named executive officers for services rendered in all capacities to us and our subsidiaries for the years ended December 31, 2008, 2009 and 2010.

Summary Compensation Table

Name and Principal Position	Year	Salary(2) ($000)	Bonus(3) ($000)		Stock Awards(4) ($000)	Option Awards ($000)	All Other Compensation(5) ($000)	Total ($000)
Randall H. Breitenbach	2010	$425	$542		$3,101	$—	$808	$4,876
President(1)	2009	425	442		2,997	—	192	4,056
	2008	363	125		—	—	618	1,106

Halbert S. Washburn	2010	425	542		3,101	—	807	4,875
Chief Executive Officer(1)	2009	425	442		2,997	—	191	4,055
	2008	363	125		—	—	618	1,106

James G. Jackson	2010	340	325		1,658	—	394	2,717
Chief Financial Officer	2009	300	265		1,375	—	87	2,027
	2008	256	72		—	—	244	572

Mark L. Pease	2010	360	344		1,539	—	415	2,658
Chief Operating Officer	2009	350	281		1,441	—	111	2,183
	2008	299	210	(6)	—	—	305	814

Gregory C. Brown	2010	340	325		1,658	—	372	2,695
General Counsel	2009	300	265		1,234	—	85	1,884
	2008	256	72		—	—	241	569

W. Jackson Washburn	2010	238	175		652	—	164	1,229
Senior Vice President — Business Development	2009	—	—		—	—	—	—
	2008	203	38		—	—	114	355

(1)	Randall H. Breitenbach was our Co-Chief Executive Officer from March 2006 until April 2010. He was appointed as our President in April 2010. Halbert S. Washburn was our Co-Chief Executive Officer from March 2006 until April 2010. He was appointed as our Chief Executive Officer in April 2010.

(2)	For each of the named executive officers, the dollar values shown in the “Salary” column include the portion of base salary amounts paid to the named executive officer in the applicable year that was allocated to us by BreitBurn Management and does not include any compensation to the named executive officers for services rendered to BEC. For the period from January 1 to June 17, 2008, we were allocated approximately 68% of the salaries paid to the named executive officers. This allocation was based on a detailed review of how the named executive officers would likely split their time between us and BEC. For the period from June 18 to December 31, 2008, for 2009 and for 2010, we were responsible for all of the named executive officers’ salaries, subject to BEC’s payment obligations to BreitBurn Management under the Administrative Services Agreement between the parties. The total annual salary paid by us and BEC in 2008 and solely by us in 2009 and 2010 to Mr. Breitenbach was $425,000, to Mr. Halbert S. Washburn was $425,000, to Mr. Pease was $350,000, to Mr. Jackson was $300,000, to Mr. Brown was $300,000, and to Mr. W. Jackson Washburn was $237,500. Mr. W. Jackson Washburn was not a named executive officer in 2009 and, therefore, compensation information for him for 2009 is not reflected in the tables and the related discussion below.
(3)	For each of the named executive officers, the dollar values shown in the “Bonus” column include the cash bonuses paid for services rendered in the applicable year to us. With respect to 2008, 2009 and 2010, each of BEC and we separately paid the named executive officers bonuses for services rendered in the applicable year (i.e., no allocation was required). For a further description of the STIP and individual awards, see “— Compensation Discussion and Analysis — Components of Compensation — Short-Term Incentive Plan (STIP) — Annual Bonuses.”
(4)	In accordance with Accounting Standards Codification 718 “Compensation — Stock Compensation,” (“ASC 718”) the dollar values shown in the “Stock Awards” column represent the grant date fair value of RPU grants under the Long-Term Incentive Plan during the year indicated. The grant date fair value of each RPU is based on the closing price of a common unit on the date of grant. For a further discussion of the Long-Term Incentive Plan and the RPUs granted thereunder, see “— Compensation Discussion and Analysis — Components of Compensation — Long-Term Incentive Plan.”
(5)	For 2010, the dollar amount shown for each of the named executive officers includes employer matching contributions to our 401(k) plan made by us of approximately $14,700 for Mr. Breitenbach, $14,700 for Mr. Halbert S. Washburn, $14,700 for Mr. Pease, $14,700 for Mr. Jackson, $9,158 for Mr. Brown and $14,250 for Mr. W. Jackson Washburn. Such dollar amounts also include distributions paid by us with respect to outstanding RPUs and CPUs held by the named executive officers of approximately $765,000 for Mr. Breitenbach, $765,000 for Mr. Halbert S. Washburn, $372,000 for Mr. Pease, $354,000 for Mr. Jackson, $342,000 for Mr. Brown and $136,000 for Mr. W. Jackson Washburn. The perquisites and personal benefits for the named executive officers that are required to be disclosed pursuant to SEC regulations are:

Named Executive Officer	Year	Car Allowance or Company Car	Club Membership Dues	Paid Parking Fees	Reimbursement of Legal Expenses
Randall H. Breitenbach	2010	$12,000	$5,340	$5,400	$5,481
Halbert S. Washburn	2010	12,000	5,100	4,380	5,481
Mark L. Pease	2010	10,707	9,520	2,460	5,481
James G. Jackson	2010	6,598	8,125	4,380	5,481
Gregory C. Brown	2010	6,164	5,100	4,380	5,481
W. Jackson Washburn	2010	3,344	5,340	4,380	—

(6)	Mr. Pease was paid his target bonus of $210,000 for 2008 as required by his employment agreement.

Grants of Plan-Based Awards

The following table sets forth summary information regarding all grants of equity-linked plan-based awards made to our General Partner’s named executive officers by us for 2010:

Grants of Plan-Based Awards Table for the Year Ended December 31, 2010

Name	Grant Date	All Other Stock Awards: Number of Units (#)(1)	Grant Date Fair Market Value of Stock and Option Awards ($000)(2)
Randall H. Breitenbach	1/29/2010	225,679	3,101
Halbert S. Washburn	1/29/2010	225,679	3,101
Mark L. Pease	1/29/2010	111,996	1,539
James G. Jackson	1/29/2010	120,646	1,658
Gregory C. Brown	1/29/2010	120,646	1,658
W. Jackson Washburn	1/29/2010	47,425	652

(1)

The RPU awards granted to each of the named executive officers were approved by the Board on January 29, 2010. These RPUs vest over three years in three equal installments on each December 31st following January 1, 2010 or vest in full earlier in the event of the death or “disability” of the grantee, his or her termination without “cause” or for “good reason” (in the case of “good reason”, only for those named executive offices with employment agreements) or a “change in control” (as each such term is defined in the applicable award agreement). Unvested RPUs otherwise are forfeited in the event that the grantee ceases to remain in the service of BreitBurn Management. Upon vesting, each RPU is automatically converted into one common unit. A holder of an RPU is entitled to receive payments equal to the amount of distributions made by us with respect to each of our common units during the term of the award. For a further description of the Long-Term Incentive Plan and the RPUs granted thereunder, please see “Compensation Discussion and Analysis — Components of Compensation — Long-Term Incentive Plan.”

(2)	In accordance with ASC 718, the grant date fair value of the RPUs were measured as if the awards were vested and issued on the grant date. The grant date fair value of each RPU is based on the closing price of a common unit on the date of grant.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

A discussion of 2010 salaries, bonuses and equity-linked awards is included in “— Compensation Discussion and Analysis.”

Outstanding Equity Awards at Fiscal Year End

The following table sets forth summary information regarding our outstanding equity-linked awards held by each of our General Partner’s named executive officers at December 31, 2010:

Outstanding Equity Awards as of December 31, 2010

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price		Option Expiration Date	Number of Units of Stock Equivalents That Have Not Vested		Market Value of Units of Stock Equivalents That Have Not Vested ($000)(3)
Randall H. Breitenbach	—		$—		—	6,234	(1)(2)	$126
	—		—		—	30,734	(2)(4)	619
						187,000	(5)	3,766
	—		—		—	108,605	(2)(6)	2,187
						150,453	(7)	3,030

Halbert S. Washburn	—		—		—	6,234	(1)(2)	126
	—		—		—	30,734	(2)(4)	619
						187,000	(5)	3,766
	—		—		—	108,605	(2)(6)	2,187
						150,453	(7)	3,030

Mark L. Pease	—		—		—	18,108	(1)(2)	365
						89,500	(5)	1,803
	—		—		—	52,218	(2)(6)	1,052
						74,664	(7)	1,504

James G. Jackson	—		—		—	10,682	(1)(2)	215
	—		—		—	77,000	(5)	1,551
						44,720	(2)(6)	901
						5,574	(2)(6)	112
	10,393	(8)	18.50	(8)	7/7/2011	80,431	(7)	1,620

Gregory C. Brown	—		—		—	10,682	(1)(2)	215
	—		—		—	77,000	(5)	1,551
	—		—		—	44,720	(2)(6)	901
						80,431	(7)	1,620

W. Jackson Washburn	—		—		—	4,304	(1)(2)	87
	—		—		—	32,000	(5)	644
	—		—		—	17,496	(2)(6)	352
	—		—		—	31,617	(7)	637

(1)	Represents the unvested RPUs granted to Messrs. Breitenbach, Halbert S. Washburn, Pease, Jackson, Brown and W. Jackson Washburn under the Long-Term Incentive Plan on December 26, 2007 (with a vesting commencement date of January 1, 2008).
(2)	RPUs vest in three equal annual installments, or vest in full earlier in the event of the death or “disability” of the grantee, his or her termination without “cause” or for “good reason” (in the case of “good reason”, only for those named executive officers with employment agreements) or a “change in control” (as each such term is defined in the applicable award agreement). Unvested RPUs otherwise are forfeited in the event that the grantee ceases to remain in the service of BreitBurn Management. Upon vesting, each RPU is automatically converted into one common unit. A holder of a RPU is entitled to participate in the amount of distributions made by us with respect to each of our common units during the term of the award. The grant date fair values for the RPUs awarded to the named executive officers in 2010, 2009 and 2008 are reflected in the “Summary Compensation Table” above. For a further description of the Long-Term Incentive Plan and the RPUs granted thereunder, see “Compensation Discussion and Analysis — Components of Compensation — Long-Term Incentive Plan.”

(3)	Represents a dollar amount equal to the product of the closing price of a common unit on December 31, 2010 ($20.14) multiplied by the number of RPUs and CPUs under the Long-Term Incentive Plan held by named executive officers that have not vested.
(4)	Represents unvested RPUs granted to Messrs. Breitenbach and Halbert S. Washburn under the Long-Term Incentive Plan on December 31, 2007 (with a vesting commencement date of January 1, 2008) upon the forfeiture of phantom options granted under the Executive Phantom Option Plan (a plan we previously maintained).
(5)	Represents the number of CPUs granted to Messrs. Breitenbach, Halbert S. Washburn, Pease, Jackson, Brown and W. Jackson Washburn under the Long-Term Incentive Plan on December 26, 2007 (with a vesting commencement date of January 1, 2008). CPUs vest on the earliest to occur of (a) January 1, 2013, (b) the date on which the aggregate amount of distributions paid to unitholders for any four consecutive quarters during the term of the award is greater than or equal to $3.10 per common unit and (c) upon the occurrence of the death or “disability” of the grantee or his or her termination without “cause” or for “good reason” (in the case of “good reason”, only for those named executive officers with employment agreements) (as each such term is defined in the applicable award agreement). Unvested CPUs are forfeited in the event that the grantee ceases to remain in the service of BreitBurn Management. Prior to vesting, a holder of a CPU is entitled to receive payments in an amount equal to the distributions made by us with respect to each of our common units multiplied by the number of CUEs underlying the CPU at the time of the distribution. With respect to certain CPUs, the number of CUEs underlying such a CPU is subject to upward adjustment if the quarterly amount of our distributions per common unit increases during the term of the award. Upon vesting, each CPU is converted into a number of common units based on the number of CUEs underlying the CPU at such time (as may be adjusted under the applicable award agreement depending on the circumstances giving rise to the vesting). The number of common units into which CPUs are converted upon vesting may be subject to a clawback provision intended to permit us to recoup excess distributions paid to the grantee during the term of the award. For a further description of the Long-Term Incentive Plan and the CPUs granted thereunder, please see “Compensation Discussion and Analysis — Components of Compensation — Long-Term Incentive Plan.”
(6)	Represents the number of RPUs granted to Messrs. Breitenbach, Halbert S. Washburn, Pease, Jackson, Brown and W. Jackson Washburn under the Long-Term Incentive Plan on January 29, 2009 and to Mr. Jackson on July 30, 2009 (with a vesting commencement date of January 1, 2009).
(7)	Represents the number of RPUs granted to Messrs. Breitenbach, Halbert S. Washburn, Pease, Jackson, Brown and W. Jackson Washburn under the Long-Term Incentive Plan on January 29, 2010.
(8)	Represents the unvested UARs granted to Mr. Jackson under the Founders Plan on October 10, 2006 (with a vesting commencement date of July 7, 2006), which were allocated to us. The UARs will become exercisable on the fifth anniversary of the vesting commencement date. Each UAR entitles Mr. Jackson, upon exercise, to a cash amount equal to the difference between (a) the initial public offering price of our common units ($18.50) and (b) the closing price of our common units on the exercise date plus the aggregate amount of distributions made on a common unit through such exercise date. The amount referenced in clause (a) of the preceding sentence is shown in the “Option Exercise Price” column for Mr. Jackson. For a further description of the Founders Plan and the UARs granted thereunder, see “— Compensation Discussion and Analysis — Components of Compensation — Founders Plan.”

Option Exercises and Stock Vested

The following table summarizes the exercise of UARs and the vesting of RPUs reflected in the tables above held by our General Partner’s named executive officers during 2010. No other unit-linked awards vested or were exercised during 2010.

2010 Option Exercises and Stock Vested

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($000)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($000)(3)
Randall H. Breitenbach	—		$—	220,796	$4,094
Halbert S. Washburn	—		—	220,796	4,094
Mark L. Pease	—		—	107,656	1,995
James G. Jackson	10,393	(1)	11	101,188	1,936
Gregory C. Brown	—		—	95,615	1,824
W. Jackson Washburn	—		—	37,606	716

(1)	Represents the total number of common units underlying the UARs that were exercised by Mr. Jackson under the Founders Plan.
(2)

Represents the vesting of RPUs granted to Messrs. Breitenbach, Halbert S. Washburn, Pease, Jackson, Brown and W. Jackson Washburn under the Long-Term Incentive Plan on December 26, 2007, which vest in three equal installments on each anniversary of January 1, 2008, the vesting commencement date of the award. Also represents the RPUs granted to each of them on January 29, 2009 and on January 29, 2010 which vest in three equal installments on each December 31st following the vesting commencement dates of January 1, 2009 and January 1, 2010, respectively. The number of common units shown in this column includes units that were withheld to satisfy tax obligations.

(3)	Amounts are calculated by multiplying the number of underlying units vested by the closing price of our common units on the date of vesting.

Pension Benefits

BreitBurn Management sponsors a 401(k) plan that is available to all employees, but does not maintain a pension or defined benefit program.

Nonqualified Deferred Compensation and Other Nonqualified Deferred Compensation Plans

BreitBurn Management does not have a nonqualified deferred compensation plan or program for its officers or employees.

Potential Payments Upon Termination or Change in Control

The following tables present our reasonable estimate of the benefits payable to the named executive officers by us in the event of certain qualifying terminations of employment or upon a change in control or similar transaction, assuming that such termination or change in control or other transaction occurred on December 31, 2010. While we have made reasonable assumptions regarding the amounts payable, there can be no assurance that in the event of a termination, change in control or other transaction, the named executive officers would receive the amounts reflected below.

Termination Without Cause or for Good Reason

The following table presents our reasonable estimate of the benefits payable to the named executive officers in the event of a termination without cause or for good reason.

Name	Salary and Bonus $(000)		Employee Benefits $(000)		Value of Option Acceleration $(000)		Value of Unit Award Acceleration $(000)(3)	Total Value $(000)
Randall H. Breitenbach	$2,125	(1)	$32	(2)	$—		$8,975	$11,132
Halbert S. Washburn	2,125	(1)	32	(2)	—		8,975	11,132
Mark L. Pease	1,215	(4)	24	(5)	—		4,362	5,601
James G. Jackson	1,148	(4)	24	(5)	72	(6)	4,089	5,333
Gregory C. Brown	1,148	(4)	15	(5)	—		3,976	5,139
W. Jackson Washburn	—		—		—		1,591	1,591

(1)	Represents the aggregate estimated cash amount of severance to be paid under the Employment Agreements for Messrs. Breitenbach and Halbert S. Washburn in the event of a termination without cause (other than in the case of death or disability) or for good reason, in either case in a manner that constitutes a “separation of service” within the meaning of Section 409A of the Code (each, a “Qualifying Termination”), equal to two times the sum of his base salary plus his “target bonus” (as defined in the respective Employment Agreement) as in effect immediately prior to the date of determination, and his pro-rata bonus (which, for purposes of the amount shown in the “Salary and Bonus” column, would equal the full amount of his “target bonus” for 2010). For a further description of the Employment Agreements, see “Compensation Discussion and Analysis — Components of Compensation — Employment Agreements.”
(2)	Represents the aggregate estimated cash amount to be paid under each of Messrs. Breitenbach and Halbert S. Washburn’s Employment Agreements in the event of a Qualifying Termination for continued medical, prescription and dental benefits for the executive officer and his eligible dependents for a period of twenty-four months after termination of employment. For a further description of the Employment Agreements, see “Compensation Discussion and Analysis — Components of Compensation — Employment Agreements.”
(3)	Represents the aggregate estimated value of unvested RPUs and/or CPUs held by each named executive officer as of December 31, 2010 that would vest in connection with a Qualifying Termination. The amount shown was calculated as the product of (a) the number of RPUs and the pro rated amount of CPUs (based on the number of years that have passed within the five-year vesting schedule), held by the officer as of December 31, 2010, multiplied by (b) the closing price of our common units on December 31, 2010 ($20.14). Such estimated amount assumes that one CUE underlies each CPU. For a further description of the Long-Term Incentive Plan and the RPUs and CPUs granted thereunder, see “Compensation Discussion and Analysis — Components of Compensation — Long-Term Incentive Plan.”
(4)	Represents the aggregate estimated cash amount of severance to be paid under each of Messrs. Pease, Jackson and Brown’s Employment Agreements in the event of a Qualifying Termination, equal to the sum of one and one-half times the sum of his annual base salary, plus his “target bonus” (as defined in the respective Employment Agreement) as in effect immediately prior to the date of determination, and his pro-rata bonus (which, for purposes of the amount shown in the “Salary and Bonus” column, would equal the full amount of his “target bonus” for 2010). For a further description of the Employment Agreements, see “Compensation Discussion and Analysis — Components of Compensation — Employment Agreements.”
(5)	Represents the aggregate estimated cash amount to be paid under each of Messrs. Pease, Jackson and Brown’s Employment Agreements in the event of a Qualifying Termination for continued medical, prescription and dental benefits for the named executive officer and his eligible dependents for a period of eighteen months after termination of employment. For a further description of the Employment Agreements, see “Compensation Discussion and Analysis — Components of Compensation — Employment Agreements.”
(6)

Represents the aggregate estimated value of unvested UARs held by Mr. Jackson as of December 31, 2010 that would vest upon a termination other than for “misconduct” (as defined in the UAR Plan). This amount is calculated as the difference between (a) the initial public offering price of our common units ($18.50) and

(b) the closing price of a common unit on the exercise date of a UAR, plus the aggregate amount of distributions made on a common unit through such exercise date. For a further description of the Founders Plan and the UARs granted thereunder, see “Compensation Discussion and Analysis — Components of Compensation — Founders Plan.”

Termination Due to Death or Disability

The following table presents our reasonable estimate of the benefits payable to the named executive officers (or their estates) in the event of a termination due to death or disability.

Name	Salary and Bonus ($000)		Employee Benefits ($000)		Value of Option Acceleration ($000)		Value of Unit Award Acceleration ($000)(3)	Total Value ($000)
Randall H. Breitenbach	$425	(1)	$32	(2)	$—		$8,975	$9,432
Halbert S. Washburn	425	(1)	32	(2)	—		8,975	9,432
Mark L. Pease	270	(1)	24	(2)	—		4,362	4,656
James G. Jackson	255	(1)	24	(2)	72	(4)	4,089	4,440
Gregory C. Brown	255	(1)	15	(2)	—		3,976	4,246
W. Jackson Washburn	—		—		—		1,591	1,591

(1)	Represents the aggregate estimated amount to be paid to the named executive officer under his Employment Agreement in connection with a termination due to death or disability, equal to the amount of the pro-rata bonus (which, for purposes of the amount shown in the “Salary and Bonus” column, would equal the full amount of his “target bonus” for 2010). For a further description of the Employment Agreements, see “Compensation Discussion and Analysis — Components of Compensation — Employment Agreements.”
(2)	Represents the aggregate estimated cash amount to be paid to the executive officer under his Employment Agreement in connection with a termination due to death or disability for continued medical, prescription and dental benefits for the executive officer and his eligible dependents for a period of twenty-four months after termination of employment for Messrs. Breitenbach and Halbert S. Washburn and a period of eighteen months for Messrs. Pease, Jackson and Brown. For a further description of the Employment Agreements, see “Compensation Discussion and Analysis — Components of Compensation — Employment Agreements.”
(3)	Represents the aggregate estimated value of unvested RPUs and/or CPUs held by each named executive officer as of December 31, 2010 that would vest in connection with a termination due to death or disability. The amount shown was calculated as the product of (a) the number of RPUs and the pro rated amount of CPUs (based on the number of years that have passed within the five-year vesting schedule), held by the officer as of December 31, 2010, multiplied by (b) the closing price of our common units on December 31, 2010 ($20.14). Such estimated amount assumes that one CUE underlies each CPU. For a further description of the Long-Term Incentive Plan and the RPUs and CPUs granted thereunder, see “Compensation Discussion and Analysis — Components of Compensation — Long-Term Incentive Plan.”
(4)	Represents the aggregate estimated value of unvested UARs held by Mr. Jackson as of December 31, 2010 that would vest upon a termination other than for “misconduct” (as defined in the UAR Plan). This amount is calculated as the difference between (a) the initial public offering price of our common units ($18.50) and (b) the closing price of a common unit on the exercise date of a UAR, plus the aggregate amount of distributions made on a common unit through such exercise date. For a further description of the Founders Plan and the UARs granted thereunder, see “Compensation Discussion and Analysis — Components of Compensation — Founders Plan.”

Change in Control

The following table presents our reasonable estimate of the benefits payable to the named executive officers in the event of a change in control.

Name	Salary and Bonus $(000)		Employee Benefits $(000)		Value of Option Acceleration $(000)		Value of Unit Award Acceleration $(000)(3)	Total Value $(000)
Randall H. Breitenbach	$2,975	(1)	$32	(2)	$—		$8,975	$11,982
Halbert S. Washburn	2,975	(1)	32	(2)	—		8,975	11,982
Mark L. Pease	1,845	(4)	24	(5)	—		4,362	6,231
James G. Jackson	1,743	(4)	24	(5)	72	(6)	4,089	5,928
Gregory C. Brown	1,743	(4)	15	(5)	—		3,976	5,734
W. Jackson Washburn	—		—		—		1,591	1,591

(1)	Represents the aggregate estimated cash amount of severance to be paid under the Employment Agreements for Messrs. Breitenbach and Halbert S. Washburn in the event of a Qualifying Termination during the period beginning 60 days prior to and ending two years immediately following a “change in control” (as defined in the Employment Agreements), equal to three times the sum of his base salary plus his “target bonus” as in effect immediately prior to the date of determination, and his pro-rata bonus (which, for purposes of the amount shown in the “Salary and Bonus” column, would equal the full amount of his “target bonus” for 2010). For a further description of the Employment Agreements, see “Compensation Discussion and Analysis — Components of Compensation — Employment Agreements.”
(2)	Represents the aggregate estimated cash amount to be paid under each of Messrs. Breitenbach and Halbert S. Washburn’s Employment Agreements in the event of a “change in control” and a Qualifying Termination for continued medical, prescription and dental benefits for the executive officer and his eligible dependents for a period of twenty-four months after termination of employment. For a further description of the Employment Agreements, see “Compensation Discussion and Analysis — Components of Compensation — Employment Agreements.”
(3)	Represents the aggregate estimated value of (i) unvested RPUs held by each named executive officer as of December 31, 2010 that would vest in connection with a “change in control”; and (ii) unvested CPUs held by each named executive officer as of December 31, 2010 that would vest in connection with a Qualifying Termination. Unvested CPUs do not accelerate upon the occurrence of a “change in control”. The amount shown was calculated as the product of (a) the number of RPUs and the pro rated amount of CPUs (based on the number of years that have passed within the five-year vesting schedule), held by the officer as of December 31, 2010, multiplied by (b) the closing price of our common units on December 31, 2010 ($20.14). Such estimated amount assumes that one CUE underlies each CPU. For a further description of the Long-Term Incentive Plan and the RPUs and CPUs granted thereunder, see “Compensation Discussion and Analysis — Components of Compensation — Long-Term Incentive Plan.”
(4)	Represents the aggregate estimated cash amount of severance to be paid under each of Messrs. Pease, Jackson and Brown’s Employment Agreements in the event of a Qualifying Termination during the period beginning 60 days prior to and ending two years immediately following a “change in control” (as defined in the Employment Agreements), equal to the sum of two and one-half times the sum of his annual base salary, plus his “target bonus” as in effect immediately prior to the date of determination, and his pro-rata bonus (which, for purposes of the amount shown in the “Salary and Bonus” column, would equal the full amount of his “target bonus” for 2010). For a further description of the Employment Agreements, see “Compensation Discussion and Analysis — Components of Compensation — Employment Agreements.”
(5)	Represents the aggregate estimated cash amount to be paid under each of Messrs. Pease, Jackson and Brown’s Employment Agreements in the event of a “change in control” and a Qualifying Termination for continued medical, prescription and dental benefits for the named executive officer and his eligible dependents for a period of eighteen months after termination of employment. For a further description of the Employment Agreements, see “Compensation Discussion and Analysis — Components of Compensation — Employment Agreements.”

(6)	Represents the aggregate estimated value of unvested UARs held by Mr. Jackson as of December 31, 2010 that would vest upon a “change in control” (as defined in the UAR Plan). This amount is calculated as the difference between (a) the initial public offering price of our common units ($18.50) and (b) the closing price of a common unit on the exercise date of a UAR, plus the aggregate amount of distributions made on a common unit through such exercise date. For a further description of the Founders Plan and the UARs granted thereunder, see “Compensation Discussion and Analysis — Components of Compensation — Founders Plan.”

Non-Solicitation Arrangements

Pursuant to their Employment Agreements, each of Messrs. Halbert S. Washburn, Breitenbach, Pease, Jackson and Brown has agreed to comply with certain non-solicitation provisions for a period of two years after termination.

Director Compensation

Officers or employees of our General Partner or its affiliates who also serve as directors do not receive additional compensation for their service as a director of our General Partner. In January 2010, the Compensation and Governance Committee adopted revised cash and long term incentive compensation, effective in 2010, for members of the Board who are not officers or employees. For 2010, each director who is not an officer or employee of our General Partner or its affiliates received:

•	a $40,000 cash annual retainer, except for the independent Chairman of the Board who received $100,000 in cash as an annual retainer;

•	$1,500 for each meeting of the Board attended in person;

•	$1,000 for each committee meeting attended in person;

•	$500 for each telephonic meeting of a committee or the Board attended;

•	for members of the Compensation and Governance Committee, $7,500 in cash annually, except for the Committee chair who received $15,000 in cash annually;

•	for members of the Audit Committee, $7,500 in cash annually, except for the Committee chair who received $20,000 in cash annually; and

•	an annual grant of up to $125,000 of phantom units with three-year vesting, which will be settled in common units or cash equivalent.

In addition, each non-employee director is reimbursed for his out-of-pocket expenses in connection with attending meetings of the Board or committees. We indemnify each director for actions associated with being a director to the fullest extent permitted under Delaware law.

The following table shows the compensation information for each of the non-employee directors of our General Partner for 2010.

	2010 Director Compensation
Name	Fees Earned or Paid in Cash ($000)	Stock Awards ($000)(1)(2)	Total ($000)
John R. Butler, Jr.	$95	$162	$257
Walker C. Friedman	44	92	136
David B. Kilpatrick	81	162	243
Gregory J. Moroney	74	162	236
W. Yandell Rogers, III	43	92	135
Charles S. Weiss	85	162	247

(1)	In accordance with ASC 718, represents the grant date fair value of phantom unit awards granted in 2010. The phantom units will be settled for an equal number of common units or cash equivalent on the third anniversary of the vesting commencement date. Each phantom unit is accompanied by a distribution equivalent right, entitling the holder to an additional number of phantom units with a value equal to the amount of distributions paid on each of our common units during the period between the vesting commencement date and the settlement date of the phantom units based on the market price of each of our common units prior to the payment of such distributions. For a further discussion of the Long-Term Incentive Plan, see “— Compensation Discussion and Analysis — Components of Compensation — Long-Term Incentive Plan.” The grant date fair value of each phantom unit granted in 2010 is based on the closing price of a common unit on the date of grant.
(2)	The aggregate number of phantom units outstanding for each director at December 31, 2010 is set forth in the table below. The directors did not have any outstanding option awards at December 31, 2010.

Name	Aggregate Stock Awards Outstanding
John R. Butler, Jr.	33,483
Walker C. Friedman	6,717
David B. Kilpatrick	33,910
Gregory J. Moroney	33,483
W. Yandell Rogers, III	6,717
Charles S. Weiss	33,483

Acceleration of Phantom Units Upon a Change in Control or a Qualifying Termination

If a director’s term of office terminates as a result of his death or a disability that entitles him to benefits under BreitBurn Management’s long-term disability plan, or if a change in control (as defined in the Long-Term Incentive Plan) occurs, then the phantom units then held by him automatically will become fully vested upon such termination or change in control.

Narrative Disclosure of our Compensation Policies and Practices as They Relate to Risk Management

The Compensation and Governance Committee oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive compensation programs and reviewing our incentive compensation programs for other employees and has met with management to review whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on the Partnership. We believe that any risks arising from our compensation policies and programs are not reasonably likely to have a material adverse effect on the Partnership. As part of its review and assessment, the Compensation and Governance Committee considered the following characteristics of our compensation programs, among others, that discourage excessive or unnecessary risk taking:

•	Our compensation programs appropriately balance short-term cash incentives and long-term equity incentives.

•

Under our STIP, we measure the Partnership’s operating and financial goals and performance by tracking a number of performance measures, including production, lease operating expenses, capital efficiency, safety goals, general and administrative expense and distributable cash flow throughout the year.

•

Qualitative factors beyond quantitative financial metrics are a key consideration in determining bonus awards and the Compensation and Governance Committee retains discretion in determining bonus amounts awarded under the STIP.

•	Maximum bonus payouts are established under our STIP which sets a ceiling for cash bonus payments to all of our employees.

•	Our awards under the Long-Term Incentive Plan are also set according to award targets and the Compensation and Governance Committee’s discretion in determining the size of the grants.

•	We provide a balanced mix of equity awards for executive officers and other management using grants of unit and unit linked awards in the form of RPUs and CPUs.

•

The CPUs granted to our executives are subject to a clawback provision intended to permit us to recoup excess distributions, if any, paid to the holder during the term of the award. An amendment to the CPU agreements adopted in January 2011 now limits the multiplier for 40% of the CPUs and related CUEs granted in each award to “1.” As a result, with respect to that portion of the award, holders will no longer be able to earn additional common units based on increased distributions. Furthermore, based on the Partnership’s new distribution level, it is unlikely that the CPUs will approach any significant multiplier under the existing awards.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2010 about the common units of the Partnership that may be issued upon the exercise of options, warrants and rights under all of the Partnership’s existing equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	—		—		—
Equity compensation plans not approved by security holders
Long-Term Incentive Plan	2,576,504	(1)	N/A	(2)	2,803,843	(3)

Total	2,576,504		N/A		2,803,843

(1)	Represents the number of common units issued under the Long-Term Incentive Plan. At the time the Long-Term Incentive Plan was adopted for the Partnership, security holder approval was not then required for the plan under the rules of the NASDAQ Stock Market LLC. For a description of the material features of the Long-Term Incentive Plan, see “Compensation Discussion and Analysis — Components of Compensation — Long-Term Incentive Plan.”
(2)	Awards under the Long-Term Incentive Plan and the BreitBurn Management LTIP vest without payment by recipients.
(3)	The Long-Term Incentive Plan provides that the Board or a committee of the Board may award restricted units, performance units, UARs or other unit-based awards and unit awards.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common units as of April 25, 2011, held by (1) beneficial owners of 5% or more of our common units; (2) directors of our General Partner; (3) each named executive officer listed in the summary compensation table included in this proxy statement; and (4) all directors and executive officers of our General Partner as a group.

The amounts and percentage of units beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of April 25, 2011. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all units shown as beneficially owned by them, subject to community property laws where applicable. Unless otherwise included, for purposes of the table below, the principal business address for each such person is c/o BreitBurn Energy Partners L.P., 515 South Flower Street, Suite 4800, Los Angeles, CA 90071.

Name of Beneficial Owner	Common Units Beneficially Owned	Percentage of Common Units Beneficially Owned
Quicksilver Resources Inc.(1)	15,613,021	26.44%
The Baupost Group, L.L.C. (2)	4,350,000	7.37%
SAK Corporation(2)	4,350,000	7.37%
Seth A. Klarman(2)	4,350,000	7.37%
BreitBurn Energy Corporation(3)	690,751	1.17%
Randall H. Breitenbach(3)(4)	980,184	1.66%
Halbert S. Washburn(3)(4)	829,243	1.40%
Gregory C. Brown	107,062	(5)
Mark L. Pease	99,844	(5)
James G. Jackson	93,737	(5)
W. Jackson Washburn	42,100	(5)
Charles S. Weiss	32,138	(5)
John R. Butler, Jr.	19,327	(5)
Gregory J. Moroney	10,619	(5)
David B. Kilpatrick	5,023	(5)
Walker C. Friedman	—	—
W. Yandell Rogers, III	—	—
All directors and executive officers as a group (16 persons)	1,655,335	2.80%

(1)	Quicksilver Resources Inc. received these common units as partial consideration in exchange for the Quicksilver assets and equity interests acquired by the Partnership on November 1, 2007. Quicksilver Resources Inc. has sole voting and dispositive power as to 15,613,021 common units. Its ownership is shown as reported on the Form 4 filed on February 2, 2011. The address for Quicksilver Resources Inc. is 777 West Rosedale Street, Fort Worth, Texas 76104.
(2)	The Baupost Group, L.L.C., SAK Corporation, Seth A. Klarman and Baupost Value Partners, L.P. — IV’s ownership is shown as reported on the Statement of Ownership on Form SC 13G/A filed on February 11, 2011. The Baupost Group, L.L.C. SAK Corporation and Seth A. Klarman each have shared voting and dispositive power as to 4,350,000 common units. The address for each owner is 10 St. James Avenue, Suite 1700, Boston, Massachusetts 02116.

(3)	Messrs. Breitenbach and Halbert S. Washburn collectively own 100% of the outstanding shares of BreitBurn Energy Corporation. In October 2009, BreitBurn Energy Corporation pledged the 690,751 common units owned by BreitBurn Energy Corporation pursuant to a loan agreement with Wells Fargo Securities, with a credit limit of $1.5 million.
(4)	Includes common units beneficially owned by BreitBurn Energy Corporation.
(5)	Less than 1%.

HOUSEHOLDING NOTICE

We are sending only one copy of our proxy statement and 2010 Annual Report to unitholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs.

If you received a householded mailing this year and you would like to have additional copies of our proxy statement and 2010 Annual Report mailed to you or you would like to opt out of this practice for future mailings, we will promptly deliver such additional copies to you or remove you from our householding list, as applicable, if you submit your request to our Investor Relations Department in writing at 515 South Flower Street, Suite 4800, Los Angeles, California 90071 or by telephone at (213) 225-5900. You may also contact us in the same manner if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future.

PROPOSALS FOR THE NEXT ANNUAL MEETING

If our annual meeting of limited partners for the year ended December 31, 2011 is held within 30 days before or 70 days after June 23, 2012, in order to nominate a person for election to the Board, notice must be received in writing by our Investor Relations Department at our principal executive offices at 515 South Flower Street, Suite 4800, Los Angeles, California 90071, no later than the close of business on March 25, 2012 and no earlier than February 24, 2012. If our 2012 meeting of limited partners is held more than 30 days before or 70 days after June 23, 2012, unitholder nominations to the Board must be received in writing by our Investor Relations Department at the address listed above not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the meeting is first made by the Partnership or our General Partner. All such unitholder nominations must also be otherwise eligible for inclusion under the terms set forth in the Partnership Agreement. For additional information, please see the section entitled “Corporate Governance — Nomination of Director Candidates by Unitholders.”

Any matter to be voted on at an annual meeting of limited partners that is not related to the nomination of persons for election to the Board can only be proposed by our General Partner. A special meeting of our limited partners may only be called by our General Partner or by limited partners owning 20% or more of the Outstanding Units (as defined in the Partnership Agreement) of the class or classes for which a meeting is proposed.

2010 ANNUAL REPORT

A copy of our 2010 Annual Report, including the financial statements and the financial statement schedules, if any, but not including exhibits, will be furnished at no charge to each person to whom a proxy statement is delivered upon the written request of such person addressed to our Investor Relations Department at 515 South Flower Street, Suite 4800, Los Angeles, California 90071.

APPENDIX A

FIRST AMENDMENT TO THE FIRST AMENDED AND RESTATED

BREITBURN ENERGY PARTNERS L.P. 2006 LONG TERM INCENTIVE PLAN

This First Amendment (this “Amendment”) to the First Amended and Restated BreitBurn Energy Partners L.P. 2006 Long Term Incentive Plan (the “Plan”) is made and adopted as of April 27, 2011 by the Compensation and Governance Committee of the Board of Directors of BreitBurn GP, LLC (the “Committee”) acting in its capacity as the administrator of the Plan and as General Partner of BreitBurn Energy Partners L.P. (the “Partnership”).

RECITALS

A. BreitBurn GP, LLC maintains the Plan, which was originally adopted as of October 9, 2006 and restated and amended effective October 29, 2009;

B. The Committee deems it advisable to amend the Plan as set forth herein, subject to the approval of this Amendment by the holders of Common Units of the Partnership (“Unitholder Approval”); and

C. Pursuant to Section 7 of the Plan, the Committee has the authority to amend the Plan, subject to certain limitations.

AMENDMENT

1. Subject to and effective as of the date of Unitholder Approval, the first sentence of Section 4(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“Subject to adjustment as provided in Section 4(c), the number of Units that may be delivered with respect to Awards under the Plan is 9,702,064.”

2. Capitalized terms used in this Amendment without definition shall have the respective meanings ascribed thereto in the Plan.

3. This Amendment shall be and is hereby incorporated in and forms a part of the Plan.

4. Except as otherwise expressly set forth in this Amendment, the Plan shall remain in full force and effect in accordance with its terms.

5. This Amendment shall be governed by and construed in accordance with the laws in force in the state of Delaware, without regard to that state’s conflict-of-laws rules and principles.

I hereby certify that this Amendment was duly adopted by the Committee on April 27, 2011.

Executed this 27th day of April, 2011.

BREITBURN ENERGY PARTNERS L.P.

By:	BREITBURN GP, LLC

Its:	General Partner

	By:	/s/ Halbert S. Washburn
	Name:	Halbert S. Washburn
	Title:	Chief Executive Officer

A-1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting, the Proxy Statement and the 2010 Annual Report to Unitholders, which includes the Annual Report on Form 10-K for the year ended December 31, 2010, are available at www.proxyvote.com.

M35941-P08065

BREITBURN ENERGY PARTNERS L.P.

Annual Meeting of Limited Partners

June 23, 2011 10:00 AM

This proxy is solicited by the Board of Directors of BreitBurn GP, LLC, as general partner of BreitBurn Energy Partners L.P.

The unitholder(s) hereby appoint(s) Halbert S. Washburn and Randall H. Breitenbach, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the common units of BREITBURN ENERGY PARTNERS L.P. that the unitholder(s) is/are entitled to vote at the Annual Meeting of Limited Partners to be held at 10:00 AM, PDT, on June 23, 2011, in the Sierra Room of the Wilshire Grand Hotel at 930 Wilshire Boulevard, Los Angeles, California 90017, and any adjournment or postponement thereof (the “Annual Meeting”) and otherwise to represent the unitholder(s) at the Annual Meeting with discretionary authority as to any and all other business that may properly come before the Annual Meeting and with all powers possessed by the unitholder(s) as if personally present at the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations as indicated on the reverse side.

Continued and to be signed on reverse side

BREITBURN ENERGY PARTNERS L.P. 515 SOUTH FLOWER STREET

SUITE 4800

LOS ANGELES, CA 90071

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M35940-P08065

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

BREITBURN ENERGY PARTNERS L.P.

Proposal No. 1 (Election of Class III Directors) The Board of Directors recommends you vote FOR the nominees listed below:

1. Election of Class III Directors 01) David B. Kilpatrick 02) W. Yandell Rogers, III

For Withhold For All All All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Proposal No. 2 (Say-on-Pay Proposal)

The Board of Directors recommends you vote FOR the following proposal:

2. Approval of the advisory (non-binding) proposal regarding the compensation of the named executive officers of BreitBurn GP, LLC.

For Against Abstain

Proposal No. 3 (Say-on-Frequency Proposal)

The Board of Directors recommends you vote FOR THREE YEARS with respect to the following proposal:

3. Approval of the advisory (non-binding) proposal regarding the frequency of the advisory vote on compensation of the named executive officers of BreitBurn GP, LLC.

1	Year 2 Years 3 Years Abstain

Proposal No. 4 (First Amendment to Long-Term Incentive Plan)

The Board of Directors recommends you vote FOR the following proposal:

4. Approval of the First Amendment to the Long-Term Incentive Plan.

For Against Abstain

Proposal No. 5 (Ratification of the Appointment of the Independent Registered Public Accounting Firm) The Board of Directors recommends you vote FOR the following proposal:

5. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2011.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date